ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2016

Our Vision: We Power Life

Our Mission: We exist to operate a world-class energy business that creates sustainable value for our four stakeholders – owners, customers, employees and the communities in which we operate.

Entergy Corporation is an integrated energy company engaged
primarily in electric power production and retail distribution operations.
Entergy owns and operates power plants with approximately
30,000 megawatts of electric generating capacity, including nearly
9,000 megawatts of nuclear power. Entergy delivers electricity to
2.9 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of approximately
$10.8 billion and nearly 13,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years.

This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2016 Statistical Report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Louisiana, LLC	Page 32
		Entergy Mississippi, Inc.	Page 33
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy New Orleans, Inc.	Page 33
Selected Financial and Operating Data	Page 5	Entergy Texas, Inc.	Page 34
Selected Financial Data	Page 5	System Energy Resources, Inc.	Page 34
Utility Electric Operating Data	Page 5	Utility Statistical Information	Page 35
Entergy Wholesale Commodities Operating Data	Page 5	Utility Total Capability	Page 35
Employees	Page 5	Utility Selected Operating Data	Page 35
Owned and Leased Capability	Page 5	Utility Consolidating Information	Page 36
Consolidated Quarterly Financial Metrics	Page 6	Entergy Arkansas, Inc.	Pages 37 – 38
Consolidated Annual Financial Metrics	Page 6	Entergy Louisiana, LLC	Pages 39 – 40
Financial Results	Page 7	Entergy Mississippi, Inc.	Pages 41 – 42
GAAP to Non-GAAP Reconciliations: Consolidated Quarterly Results	Page 7	Entergy New Orleans, Inc.	Pages 43 – 44
GAAP to Non-GAAP Reconciliations: Utility, Parent & Other Quarterly Results	Page 7	System Energy Resources, Inc.	Page 44
Consolidated Quarterly Special Items	Pages 8 – 9	Entergy Texas, Inc.	Pages 45 – 46
GAAP to Non-GAAP Reconciliations: Consolidated Annual Results	Page 10	Utility Nuclear Plant Statistics	Page 47
Consolidated Annual Special Items	Pages 11 – 12	Utility Regulatory Information	Page 48
Consolidated Statements of Operations	Page 13	State Regulatory Commissions	Page 48
Consolidating Income Statement	Page 14	Commission/Council Members	Page 48
Consolidated Balance Sheets	Pages 15 – 16
Consolidating Balance Sheet	Pages 17 – 18	ENTERGY WHOLESALE COMMODITIES
Consolidated Statements of Cash Flow	Pages 19 – 20	EWC Quarterly Financial Metrics	Page 49
Cash Flow Information by Business	Page 20	EWC Annual Financial Metrics	Page 49
Consolidated Statements of Changes in Equity	Page 21	EWC Quarterly Operational Metrics	Page 49
Consolidated Statements of Comprehensive	Page 22	EWC Annual Operational Metrics	Page 49
Income		EWC Total Capacity	Page 49
Consolidated Capital Expenditures	Page 23	EWC Nuclear Plant Statistics	Page 50
Entergy Corporation Securities Detail	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Entergy Corporation Long-Term Debt	Page 23	Plant Statistics
Securities Ratings (Outlook)	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Preferred Member Interests	Page 23	Plant Emissions
		EWC Nuclear Securities Detail	Page 51
UTILITY		EWC Non-Nuclear Wholesale Assets	Page 51
Utility Quarterly Financial Metrics	Page 24	Securities Detail
Utility Annual Financial Metrics	Page 24
Utility Securities Ratings (Outlook)	Page 24	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Historical Capital Expenditures	Page 24	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 52
Utility Financial Results	Page 25
Utility Consolidating Income Statement	Page 25	REG G RECONCILIATIONS
Utility Consolidating Balance Sheet	Pages 26 – 27	Financial Measures	Pages 53 – 66
Utility Selected Annual Financial Metrics	Pages 28 – 30
		INVESTOR INFORMATION	Page 67

ABOUT THIS PUBLICATION
This publication is unaudited and should be used in conjunction with Entergy’s	• uncertainty regarding the establishment of interim or permanent sites for
2016 Annual Report to Shareholders and Form 10-K filed with the Securities	spent nuclear fuel and nuclear waste storage and disposal and the level of
and Exchange Commission. It has been prepared for information purposes and	spent fuel and nuclear waste disposal fees charged by the U.S.
is not intended for use in connection with any sale or purchase of, or any offer	government or other providers related to such sites
to buy, any securities of Entergy Corporation or its subsidiaries.	• variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate
FORWARD-LOOKING INFORMATION	the effects of hurricanes, ice storms, or other weather events and the recovery
In this report and from time to time, Entergy Corporation makes statements concerning	of costs associated with restoration, including accessing funded storm reserves,
its expectations, beliefs, plans, objectives, goals, strategies, and future	federal and local cost recovery mechanisms, securitization, and insurance
events or performance. Such statements are “forward-looking statements”	• effects of climate change, including the potential for increases in sea
within the meaning of the Private Securities Litigation Reform Act of 1995.	levels or coastal land and wetland loss
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	• changes in the quality and availability of water supplies and the related
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,”	regulation of water use and diversion
and other similar words or expressions are intended to identify forward-looking	• Entergy’s ability to manage its capital projects and operation
statements but are not the only means to identify these statements. Although Entergy	and maintenance costs
believes that these forward-looking statements and the underlying assumptions are	• Entergy’s ability to purchase and sell assets at attractive prices
reasonable, it cannot provide assurance that they will prove correct. Any	and on other attractive terms
forward-looking statement is based on information current as of the date of this	• the economic climate, and particularly economic conditions in Entergy’s
report and speaks only as of the date on which such statement is made.	Utility service area and the Northeast United States and events and
Except to the extent required by the federal securities laws, Entergy undertakes	circumstances that could influence economic conditions in those areas,
no obligation to publicly update or revise any forward-looking statements,	including power prices, and the risk that anticipated load growth
whether as a result of new information, future events, or otherwise.	may not materialize
Forward-looking statements involve a number of risks and uncertainties.	• the effects of Entergy’s strategies to reduce tax payments
There are factors that could cause actual results to differ materially from those	• changes in the financial markets and regulatory requirements for the
expressed or implied in the forward-looking statements, including those	issuance of securities, particularly as they affect access to
factors discussed or incorporated by reference in (a) Item 1A. Risk Factors	capital and Entergy’s ability to refinance existing securities, execute
in the 2016 Form 10-K, (b) Management’s Financial Discussion and Analysis	share repurchase programs, and fund investments and acquisitions
in the 2016 Form 10-K, and (c) the following factors (in addition to others	• actions of rating agencies, including changes in the ratings of
described elsewhere in this report and in subsequent securities filings):	debt and preferred stock, changes in general corporate ratings,
• resolution of pending and future rate cases and negotiations,	and changes in the rating agencies’ ratings criteria
including various performance-based rate discussions,	• changes in inflation and interest rates
Entergy’s utility supply plan, and recovery of fuel and purchased power costs	• the effect of litigation and government investigations or proceedings
• long-term risks and uncertainties associated with the termination of the System	• changes in technology, including with respect to new, developing, or
Agreement in 2016, including the potential absence of federal authority to resolve	alternative sources of generation
certain issues among the Utility operating companies and their retail regulators	• the effects, including increased security costs, of threatened or actual
• regulatory and operating challenges and uncertainties and economic risks	terrorism, cyber-attacks or data security breaches, natural or man-made
associated with the Utility operating companies’ participation in MISO,	electromagnetic pulses that affect transmission or generation infrastructure,
including the effect of current or projected MISO market rules and	accidents, and war or a catastrophic event such as a nuclear accident or a
market and system conditions in the MISO markets, the allocation of MISO system	natural gas pipeline explosion
transmission upgrade costs, and the effect of planning decisions that MISO makes	• Entergy’s ability to attract and retain talented management and directors
with respect to future transmission investments by the Utility operating companies	• changes in accounting standards and corporate governance
• changes in utility regulation, including the beginning or end of retail and wholesale	• declines in the market prices of marketable securities and resulting funding
competition, the ability to recover net utility assets and other potential stranded	requirements and the effects on benefits costs for Entergy’s defined benefit
costs, and the application of more stringent transmission reliability requirements	pension and other postretirement benefit plans
or market power criteria by the FERC or the U.S. Department of Justice	• future wage and employee benefit costs, including changes
• changes in the regulation or regulatory oversight of Entergy’s nuclear generating	in discount rates and returns on benefit plan assets
facilities and nuclear materials and fuel, including with respect to the planned, potential	• changes in decommissioning trust fund values or earnings or in the
or actual shutdown of nuclear generating facilities owned or operated by	timing of, requirement for, or cost to decommission Entergy's nuclear plant
Entergy Wholesale Commodities and the effects of new or existing safety or	sites and the implementation of decommissioning of such sites
environmental concerns regarding nuclear power plants and nuclear fuel	following shutdown
• resolution of pending or future applications, and related regulatory proceedings	• the decision to cease merchant power generation at all Entergy
and litigation, for license renewals or modifications or other authorizations required	Wholesale Commodities nuclear power plants by as early as 2021, including
of nuclear generating facilities and the effect of public and political opposition on	the implementation of the planned shutdown of Pilgrim, Palisades,
these applications, regulatory proceedings and litigation	Indian Point 2, and Indian Point 3
• the performance of and deliverability of power from Entergy’s generation	• the effectiveness of Entergy’s risk management policies and procedures
resources, including the capacity factors at its nuclear generating facilities	and the ability and willingness of its counterparties to satisfy their
• the operation and maintenance of Entergy’s nuclear generating facilities require	financial and performance commitments
the commitment of substantial human and capital resources that can result in	• factors that could lead to impairment of long-lived assets
increased costs and capital expenditures	• the ability to successfully complete strategic transactions Entergy may
• Entergy’s ability to develop and execute on a point of view regarding future	undertake, including mergers, acquisitions, or divestitures, regulatory or
prices of electricity, natural gas, and other energy-related commodities	other limitations imposed as a result of any such strategic transaction

• prices for power generated by Entergy’s merchant generating	and the success of the business following any such strategic transaction facilities and the ability to hedge, meet credit support requirements for hedges,
sell power forward or otherwise reduce the market price risk associated	REGULATION G COMPLIANCE
with those facilities, including the Entergy Wholesale Commodities nuclear plants	Financial performance measures shown in this report include those
• the prices and availability of fuel and power Entergy must purchase	calculated and presented in accordance with generally accepted
for its Utility customers, and Entergy’s ability to meet credit support	accounting principles (GAAP), as well as those that are considered
requirements for fuel and power supply contracts	non-GAAP measures. This report includes non-GAAP measures
• volatility and changes in markets for electricity, natural gas,	of operational earnings; operational EPS; adjusted earnings;
uranium, emissions allowances, and other energy-related commodities,	operational adjusted EBITDA; operational ROIC; operational ROE;
and the effect of those changes on Entergy and its customers	operational return on average member's equity; operational non-fuel operation
• changes in law resulting from federal or state energy legislation or	and maintenance expense; operational common dividend payout ratio;
legislation subjecting energy derivatives used in hedging and risk	gross liquidity; net debt to net capital ratio; debt to capital ratio, excluding
management transactions to governmental regulation	securitization debt; net debt to net capital ratio, excluding securitization debt;
• changes in environmental laws and regulations or associated litigation, including	parent debt to total debt ratio, excluding securitization debt;
requirements for reduced emissions of sulfur dioxide, nitrogen oxide, greenhouse	debt to operational adjusted EBITDA, excluding securitization debt;
gases, mercury, particulate matter, heat, and other regulated air and water emissions,	operational FFO to debt ratio, excluding securitization debt; operational
and changes in costs of compliance with environmental and other laws and regulations	net revenue when describing Entergy’s results of operations and financial
• the effects of changes in federal, state or local laws and regulations,	performance. We have prepared reconciliations of these measures to the
and other governmental actions or policies, including changes in	most directly comparable GAAP measures. Reconciliations can be found
monetary, fiscal, tax, environmental, or energy policies	on pages 7, 10, and 53 – 66.

ENTERGY AT A GLANCE

BUSINESS SEGMENT AND LEGAL ENTITY STRUCTURE OVERVIEW

Entergy Corporation
Entergy Arkansas, Inc.
Entergy Louisiana Holdings, Inc.
Entergy Mississippi, Inc.
Entergy Texas, Inc.
Entergy Nuclear Holding Company LLC
Entergy Nuclear Holding Company #1
Entergy Power Marketing Holding II, Inc.
Entergy Nuclear Holding Company #2
EGS Holdings, LLC
EL Investment Company, LLC
Entergy New Orleans, Inc.
System Energy Resources, Inc.
Palisades
Indian Point 3
Entergy Nuclear Operations, Inc.
Entergy Gulf States Louisiana, LLC
Indian Point 2
Pilgrim
Entergy Services, Inc.
Vermont Yankee(a)
Entergy Nuclear Power Marketing
Entergy Utility Holding Co, LLC (b)
Entergy Operations, Inc.
Entergy Louisiana, LLC
Utility
EWC

Above diagram represents business segment structure as of 5/31/17 and does not necessarily represent complete legal entity organization structure
Only Entergy Wholesale Commodities plants with greater than 500 MWs of owned capacity are shown
(a) Vermont Yankee plant ceased power production on 12/29/14
(b) Unaffiliated third parties own 21%

2016 CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company	Entergy’s five year results in this report are presented in
engaged primarily in electric power production and retail	three business segments:
distribution operations.
• Approximately 30,000 MW electric generating capacity	• Utility
• Nearly 9,000 MW nuclear power	• Parent and Other
• 2.9 million utility customers	• Entergy Wholesale Commodities
• Approximately $10.8 billion annual revenues
• Nearly 13,000 employees
• 77 electric generating units operated

ENTERGY CORPORATION AND SUBSIDIARIES
BUSINESS SEGMENTS (CONTINUED)

UTILITY	ENTERGY WHOLESALE COMMODITIES (EWC)
Entergy’s utility companies generate, transmit, distribute, and sell	Entergy has announced the sale or closure of the EWC nuclear assets and the
electric power, and operate a small natural gas distribution business.	the sale of certain non-nuclear assets as part of Entergy's planned and
• Five electric utilities with 2.9 million customers	orderly exit from the merchant power business.
• Four states – Arkansas, Louisiana, Mississippi, Texas
• 22,000 MW generating capacity	EWC owns, operates and decommissions nuclear plants in the northern
• Two gas utilities with 199,000 customers	United States and sells the electric power produced by its operating plants to wholesale customers. EWC also provides services to other nuclear power plant
ENTERGY ARKANSAS, INC. (EAI)	owners and owns interests in non-nuclear power plants that sell the electric power
Entergy Arkansas generates, transmits, distributes, and sells electric	produced by those plants to wholesale customers.
power to 707,000 retail customers in portions of Arkansas.
• 4,406 MW nuclear-owned generating capacity in five units in northern U.S. as of
ENTERGY LOUISIANA, LLC (ELL)	12/31/16
Entergy Louisiana generates, transmits, distributes, and sells electric	• Pilgrim Nuclear Power Station in Plymouth, Massachusetts
power to 1,072,000 retail customers in portions of Louisiana. Entergy	• James A. FitzPatrick Nuclear Power Plant in Oswego, New York
Louisiana also provides natural gas service to 93,000 customers in	• Indian Point Energy Center Units 2 and 3 in Buchanan, New York
the Baton Rouge, Louisiana area.	• Palisades Nuclear Plant in Covert, Michigan
• 394 net MW non-nuclear generating capacity
ENTERGY MISSISSIPPI, INC. (EMI)	• 800 MW under management services contract
Entergy Mississippi generates, transmits, distributes, and sells electric	• Cooper Nuclear Station located near Brownville, Nebraska
power to 447,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)	FitzPatrick was sold in early 2017. In 2018, Entergy plans to close
Entergy New Orleans generates, transmits, distributes, and sells	Palisades, followed by Pilgrim in 2019 and Indian Point Unit 2 in 2020 and Unit 3
electric power to 198,000 retail customers in the city of New Orleans,	in 2021.
Louisiana. Entergy New Orleans also provides natural gas utility
service to 106,000 customers in the city of New Orleans.	Vermont Yankee Nuclear Power Station was shutdown at the end of 2014.
Entergy has entered into an agreement to sell Vermont Yankee. The transaction
ENTERGY TEXAS, INC. (ETI)	is expected to close by the end of 2018.
Entergy Texas generates, transmits, distributes, and sells electric power to 444,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells energy and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2016	2015	2014	2013	2012
GAAP MEASURES
Operating Revenues ($ millions)	10,846	11,513	12,495	11,391	10,302
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	(584)	(177)	941	712	847
As-Reported Earnings Per Share ($)	(3.26)	(0.99)	5.22	3.99	4.76
Common Dividend Paid Per Share ($)	3.42	3.34	3.32	3.32	3.32
Common Dividend Payout Ratio – As-Reported (%)	(104)	(339)	64	83	70
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,272	1,076	1,050	957	1,109
Operational Earnings Per Share ($)	7.11	6.00	5.83	5.36	6.23
Special Items ($ millions)	(1,855)	(1,252)	(109)	(245)	(262)
Special Items Per Share ($)	(10.37)	(6.99)	(0.61)	(1.37)	(1.47)
Common Dividend Payout Ratio – Operational (%)	48	56	57	62	53

UTILITY ELECTRIC OPERATING DATA
	2016	2015	2014	2013	2012
Retail Kilowatt-Hour Sales (millions)	112,595	112,312	110,910	107,781	107,004
Peak Demand (megawatts)	21,387	21,730	20,472	21,581	21,866
Retail Customers – Year End (thousands)	2,868	2,845	2,818	2,800	2,778

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2016	2015	2014	2013	2012
Billed Electric Energy Sales (gigawatt hours)	35,881	39,745	44,424	45,127	46,178

EMPLOYEES
	2016	2015	2014	2013	2012
Total Employees – Year End	13,513	13,579	13,393	13,808	14,625

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2016

	EAI	ELL	EMI	ENOI	ETI	SERI	EWC(b)(c)	Total
Gas/Oil	2,143	7,081	3,102	512	2,007	—	213	15,058
Coal	1,196	359	420	—	265	—	181	2,421
Total Fossil	3,339	7,440	3,522	512	2,272	—	394	17,479
Nuclear	1,818	2,132	—	—	—	1,272	4,406	9,628
Hydro	74	—	—	—	—	—	—	74
Total	5,231	9,572	3,522	512	2,272	1,272	4,800	27,181
 (a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Nuclear reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(c) Fossil reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2016					2015					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROIC – As-Reported (%)(a)	0.7	2.4	7.0	(0.7)	(0.7)	5.1	5.0	1.1	1.0	1.0	(1.7)
ROE – As-Reported (%)(a)	(2.5)	1.7	13.4	(6.7)	(6.7)	8.3	7.9	(1.6)	(1.8)	(1.8)	(4.9)
Book Value per share	$52.38	$54.54	$56.21	$45.12	$45.12	$56.45	$56.58	$51.33	$51.89	$51.89	(6.77)
End of period shares outstanding (millions)	178.7	178.9	179.1	179.1	179.1	179.5	179.5	178.4	178.4	178.4	0.7
Cash and cash equivalents ($ millions)	1,092	996	1,307	1,188	1,188	1,181	910	1,041	1,351	1,351	(163)
Revolver Capacity ($ millions)	3,794	4,173	4,243	3,720	3,720	3,779	4,158	3,869	3,582	3,582	138
Commercial paper ($ millions)	578	853	264	344	344	762	895	664	422	422	(78)
Total Debt ($ millions)	15,092	14,837	15,073	15,275	15,275	14,044	13,858	14,144	13,850	13,850	1,425
Securitization debt ($ millions)	752	716	698	661	661	762	734	814	775	775	(114)
Debt to Capital (%)	60.9	59.6	59.4	64.8	64.8	57.4	57.0	60.2	59.1	59.1	5.7
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	77	76	74	72	72	81	80	78	77	77	(5)
Leases – Entergy’s Share	359	359	359	397	397	422	422	422	359	359	38
Power Purchase Agreements Accounted for as Leases(b)	195	195	195	166	166	224	224	224	195	195	(29)
Total Off-Balance Sheet Liabilities	631	630	628	635	635	727	726	724	631	631	4

NON-GAAP MEASURES
ROIC – Operational (%)(a)	5.8	7.5	7.9	7.2	7.2	5.6	5.4	5.6	6.3	6.3	0.9
ROE – Operational (%)(a)	10.4	14.3	15.6	14.7	14.7	9.4	8.8	9.6	11.2	11.2	3.5
Total Gross Liquidity ($ millions)	4,886	5,169	5,550	4,908	4,908	4,960	5,068	4,910	4,933	4,933	(25)
Debt to Capital Ratio, Excluding Securitization Debt (%)	59.7	58.4	58.3	63.8	63.8	56.0	55.6	58.7	57.7	57.7	6.1
Net Debt to Net Capital, Excluding Securitization Debt (%)	57.8	56.6	55.9	61.8	61.8	53.7	53.9	56.7	55.0	55.0	6.8
Parent Debt to Total Debt, Excluding Securitization Debt (%)	19.5	19.1	19.4	19.8	19.8	20.9	20.3	20.9	21.9	21.9	(2.1)
Debt to Operational EBITDA, Excluding Securitization Debt (times)	4.6	4.4	4.2	4.1	4.1	3.9	3.9	3.9	4.1	4.1	—
Operational FFO to Debt, Excluding Securitization Debt (%)	21.0	21.1	21.1	18.8	18.8	28.2	28.4	25.4	25.7	25.7	(6.9)
Totals may not foot due to rounding.
(a) Rolling twelve months.
(b) For further detail, see Note 10 on page 158 of the 2016 SEC Form 10-K.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2016	2015	2014	2013	2012
GAAP MEASURES
ROIC – As-Reported (%)	(0.7)	1.0	5.6	4.7	5.5
ROE – As-Reported (%)	(6.7)	(1.8)	9.6	7.6	9.3
Book Value per share	$45.12	$51.89	$55.83	$54.00	$51.72
End of period shares outstanding (millions)	179.1	178.4	179.2	178.4	177.8
Cash and cash equivalents ($ millions)	1,188	1,351	1,422	739	533
Revolver Capacity ($ millions)	3,720	3,582	3,592	3,977	3,462
Commercial paper ($ millions)	344	422	484	1,045	665
Total Debt ($ millions)	15,275	13,850	13,917	13,562	13,358
Securitization debt ($ millions)	661	775	777	883	973
Debt to Capital (%)	64.8	59.1	57.4	57.7	58.5
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	72	77	81	86	90
Leases – Entergy’s Share	397	359	422	456	505
Power Purchase Agreements Accounted for as Leases(a)	166	195	224	253	282
Total Off-Balance Sheet Liabilities	635	631	727	795	877

NON-GAAP MEASURES
ROIC – Operational (%)	7.2	6.3	6.1	5.8	6.6
ROE – Operational (%)	14.7	11.2	10.7	10.2	12.2
Total Gross Liquidity ($ millions)	4,908	4,933	5,014	4,716	3,995
Debt to Capital, Excluding Securitization Debt (%)	63.8	57.7	56.0	56.1	56.6
Net Debt to Net Capital, Excluding Securitization Debt (%)	61.8	55.0	53.2	54.6	55.6
Parent Debt to Total Debt, Excluding Securitization Debt (%)	19.8	21.9	20.4	21.9	23.7
Debt to Operational EBITDA, Excluding Securitization Debt (times)	4.1	4.1	3.7	4.0	4.1
Operational FFO to Debt, Excluding Securitization Debt (%)	18.8	25.7	27.8	27.0	24.0
Totals may not foot due to rounding.
(a) For further detail, see Note 10 on page 158 of the 2016 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2016					2015					FY
(After-tax, per share in $)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED
Utility	1.09	2.09	2.47	0.67	6.34	1.24	1.11	2.01	1.75	6.12	0.22
Parent & Other	(0.25)	(0.32)	(0.35)	(0.32)	(1.24)	(0.27)	(0.26)	(0.29)	(0.33)	(1.15)	(0.09)
Entergy Wholesale Commodities	0.44	1.39	0.04	(10.23)	(8.36)	0.68	(0.02)	(5.76)	(0.86)	(5.96)	(2.40)
CONSOLIDATED AS-REPORTED EARNINGS	1.28	3.16	2.16	(9.88)	(3.26)	1.65	0.83	(4.04)	0.56	(0.99)	(2.27)
LESS SPECIAL ITEMS
Utility	—	—	—	—	—	—	—	—	—	—	—
Parent & Other	—	—	—	—	—	—	—	—	—	—	—
Entergy Wholesale Commodities	(0.07)	0.05	(0.15)	(10.19)	(10.37)	(0.03)	—	(5.94)	(1.02)	(6.99)	(3.38)
TOTAL SPECIAL ITEMS	(0.07)	0.05	(0.15)	(10.19)	(10.37)	(0.03)	—	(5.94)	(1.02)	(6.99)	(3.38)
OPERATIONAL
Utility	1.09	2.09	2.47	0.67	6.34	1.24	1.11	2.01	1.75	6.12	0.22
Parent & Other	(0.25)	(0.32)	(0.35)	(0.32)	(1.24)	(0.27)	(0.26)	(0.29)	(0.33)	(1.15)	(0.09)
Entergy Wholesale Commodities	0.51	1.34	0.19	(0.04)	2.01	0.71	(0.02)	0.18	0.16	1.03	0.98
CONSOLIDATED OPERATIONAL EARNINGS	1.35	3.11	2.31	0.31	7.11	1.68	0.83	1.90	1.58	6.00	1.11

Weather Impact	(0.14)	(0.09)	0.18	0.11	0.06	0.08	(0.02)	0.16	(0.03)	0.19	(0.13)

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	178.7	178.9	179.1	179.1	179.1	179.5	179.5	178.4	178.4	178.4	0.7
Weighted average - diluted	179.0	179.5	180.0	179.1	178.9	180.5	180.1	179.2	179.1	179.2	(0.3)
Totals may not foot due to rounding.

UTILITY, PARENT & OTHER QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2016					2015					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
Utility as-reported earnings	194.9	375.6	443.3	120.4	1,134.2	223.4	199.7	360.0	313.7	1,096.9	37.3
Parent & Other as-reported earnings (loss)	(44.0)	(58.6)	(62.8)	(57.1)	(222.5)	(48.3)	(46.8)	(51.1)	(59.5)	(205.6)	(16.9)
UP&O AS-REPORTED EARNINGS	151.0	317.0	380.5	63.3	911.7	175.2	152.9	308.9	254.3	891.3	20.4
LESS:
Special items	—	—	—	—	—	—	—	—	—	—	—

Weather	(41.3)	(26.6)	55.0	31.0	18.1	23.2	(4.7)	47.6	(9.9)	56.3	(38.2)
Tax effect of weather (a)	15.9	10.3	(21.2)	(12.0)	(7.0)	(8.9)	1.8	(18.3)	3.8	(21.7)	14.7
Estimated weather impact (after-tax)	(25.4)	(16.3)	33.8	19.1	11.1	14.3	(2.9)	29.3	(6.1)	34.6	(23.5)

Customer sharing	—	(16.1)	—	—	(16.1)	—	—	—	(107.0)	(107.0)	90.9
Tax effect of customer sharing (a)	—	6.2	—	—	6.2	—	—	—	41.2	41.2	(35.0)
Other income tax items	6.0	132.4	(6.6)	(4.9)	126.9	23.0	(0.4)	—	347.5	370.0	(243.1)
Tax items, net of customer sharing	6.0	122.5	(6.6)	(4.9)	117.0	23.0	(0.4)	—	281.6	304.2	(187.2)

UP&O ADJUSTED EARNINGS (LOSS)	170.3	210.8	353.3	49.2	783.6	137.9	156.2	279.7	(21.3)	552.5	231.1

(After-tax, per share in $)
UP&O as-reported earnings	0.84	1.77	2.12	0.35	5.10	0.97	0.85	1.72	1.42	4.97	0.13
LESS:
Special items	—	—	—	—	—	—	—	—	—	—	—

Weather	(0.14)	(0.09)	0.18	0.11	0.06	0.08	(0.02)	0.16	(0.03)	0.19	(0.13)
Tax items, net of customer sharing	0.03	0.68	(0.04)	(0.03)	0.66	0.13	—	—	1.57	1.70	(1.04)
UP&O ADJUSTED EARNINGS (LOSS)	0.95	1.18	1.98	0.27	4.38	0.76	0.87	1.56	(0.12)	3.08	1.30
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rates that are expected to apply to those adjustments.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2016					2015					FY
(Pre-tax except for income tax effects and total, $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
EWC Nuclear plant impairments and costs associated with decisions to close or sell plants	(19.9)	(19.0)	(42.4)	(2,828.5)	(2,909.8)	(7.2)	(1.6)	(1,644.0)	(400.7)	(2,053.5)	(856.3)
Top Deer investment impairment	—	—	—	—	—	—	—	—	(36.8)	(36.8)	36.8
Gain on the sale of RISEC	—	—	—	—	—	—	—	—	154.0	154.0	(154.0)
DOE litigation awards for VY and FitzPatrick	—	33.8	—	—	33.8	—	—	—	—	—	33.8
Income tax effect on adjustments items above (a)	7.0	(5.2)	15.0	1,003.9	1,020.7	2.5	0.6	580.3	100.4	683.8	336.9
Total	(12.9)	9.6	(27.5)	(1,824.6)	(1,855.3)	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(602.9)
TOTAL SPECIAL ITEMS	(12.9)	9.6	(27.5)	(1,824.6)	(1,855.3)	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(602.9)

	2016					2015					FY
(After-tax, per share in $) (b)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
EWC Nuclear plant impairments and costs associated with decisions to close or sell plants	(0.07)	(0.07)	(0.15)	(10.19)	(10.49)	(0.03)	—	(5.94)	(1.45)	(7.42)	(3.07)
Top Deer investment impairment	—	—	—	—	—	—	—	—	(0.13)	(0.13)	0.13
Gain on the sale of RISEC	—	—	—	—	—	—	—	—	0.56	0.56	(0.56)
DOE litigation awards for VY and FitzPatrick	—	0.12	—	—	0.12	—	—	—	—	—	0.12
Total	(0.07)	0.05	(0.15)	(10.19)	(10.37)	(0.03)	—	(5.94)	(1.02)	(6.99)	(3.38)
TOTAL SPECIAL ITEMS	(0.07)	0.05	(0.15)	(10.19)	(10.37)	(0.03)	—	(5.94)	(1.02)	(6.99)	(3.38)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the fully diluted average shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2016					2015					FY
(Pre-tax except for Income taxes and Total, $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Net revenue (a)	—	—	7.5	33.3	40.7	—	—	—	—	—	40.7
Non-fuel O&M	(11.5)	22.7	(29.3)	(57.5)	(75.6)	(7.5)	(1.6)	(1.7)	(6.2)	(17.0)	(58.6)
Taxes other than income taxes	(1.0)	(0.9)	(1.8)	(1.8)	(5.5)	0.3	—	(0.1)	(0.5)	(0.3)	(5.2)
Asset write-offs and impairments	(7.4)	(7.0)	(18.8)	(2,802.5)	(2,835.6)	—	—	(1,642.2)	(394.0)	(2,036.2)	(799.4)
Gain on sale of asset	—	—	—	—	—	—	—	—	154.0	154.0	(154.0)
Miscellaneous net (other income)	—	—	—	—	—	—	—	—	(36.8)	(36.8)	36.8
Income taxes (b)	7.0	(5.2)	15.0	1,003.9	1,020.7	2.5	0.6	580.3	100.4	683.8	336.9
Total	(12.9)	9.6	(27.5)	(1,824.6)	(1,855.3)	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(602.9)
TOTAL SPECIAL ITEMS	(12.9)	9.6	(27.5)	(1,824.6)	(1,855.3)	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(602.9)
Totals may not foot due to rounding.
(a) Operating revenue less fuel, fuel related expenses and purchased power.
(b) Income taxes represents the income tax effect of the special items which were calculated using the estimated income tax rate that is expected to apply to each item.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, per share in $)	2016	2015	2014	2013	2012
AS-REPORTED
Utility	6.34	6.12	4.60	4.64	5.30
Parent & Other	(1.24)	(1.15)	(1.00)	(0.89)	(0.77)
Entergy Wholesale Commodities	(8.36)	(5.96)	1.62	0.24	0.23
CONSOLIDATED AS-REPORTED EARNINGS	(3.26)	(0.99)	5.22	3.99	4.76
LESS SPECIAL ITEMS
Utility	—	—	(0.04)	(0.16)	(0.21)
Parent & Other	—	—	—	0.02	—
Entergy Wholesale Commodities	(10.37)	(6.99)	(0.57)	(1.23)	(1.26)
TOTAL SPECIAL ITEMS	(10.37)	(6.99)	(0.61)	(1.37)	(1.47)
OPERATIONAL
Utility	6.34	6.12	4.64	4.80	5.51
Parent & Other	(1.24)	(1.15)	(1.00)	(0.91)	(0.77)
Entergy Wholesale Commodities	2.01	1.03	2.19	1.47	1.49
CONSOLIDATED OPERATIONAL EARNINGS	7.11	6.00	5.83	5.36	6.23
Weather Impact	(0.06)	0.19	0.07	—	(0.09)
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income tax effects and total, $ millions)	2016	2015	2014	2013	2012
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	(35.7)	(38.2)
HCM implementation expenses	—	—	(13.2)	(33.1)	—
Income tax effect on Utility adjustments above	—	—	5.6	39.9	1.0
Total	—	—	(7.6)	(29.0)	(37.1)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	5.5	(1.0)
HCM implementation expenses	—	—	—	(3.0)	—
Income tax effect on Parent & Other adjustments above	—	—	—	1.2	—
Total	—	—	—	3.6	(1.0)
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
EWC Nuclear plant impairments and costs associated with decisions to close or sell plants	(2,909.8)	(2,053.5)	(154.5)	(343.1)	(355.5)
Top Deer investment impairment	—	(36.8)	—	—	—
Gain on the sale of RISEC	—	154.0	—	—	—
DOE litigation awards for VY and FitzPatrick	33.8	—	—	—	—
HCM implementation expenses	—	—	(3.4)	(24.4)	—
Income tax effect on EWC adjustments above (a)	1,020.7	683.8	56.1	147.7	132.1
Total	(1,855.3)	(1,252.4)	(101.8)	(219.8)	(223.5)
TOTAL SPECIAL ITEMS	(1,855.3)	(1,252.4)	(109.4)	(245.2)	(261.6)

(After-tax, per share in $) (b)	2016	2015	2014	2013	2012
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	(0.05)	(0.21)
HCM implementation expenses	—	—	(0.04)	(0.11)	—
Total	—	—	(0.04)	(0.16)	(0.21)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	0.03	—
HCM implementation expenses	—	—	—	(0.01)	—
Total	—	—	—	0.02	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
EWC Nuclear plant impairments and costs associated with decisions to close or sell plants	(10.49)	(7.42)	(0.56)	(1.15)	(1.26)
Top Deer investment impairment	—	(0.13)	—	—	—
Gain on the sale of RISEC	—	0.56	—	—	—
DOE litigation awards for VY and FitzPatrick	0.12	—	—	—	—
HCM implementation expenses	—	—	(0.01)	(0.08)	—
Total	(10.37)	(6.99)	(0.57)	(1.23)	(1.26)
TOTAL SPECIAL ITEMS	(10.37)	(6.99)	(0.61)	(1.37)	(1.47)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the fully diluted average shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for Income taxes and Total, $ millions)	2016	2015	2014	2013	2012
UTILITY SPECIAL ITEMS
Net revenue (a)	—	—	—	5.7	—
Non-fuel O&M	—	—	(12.6)	(64.0)	(38.2)
Taxes other than income taxes	—	—	(0.6)	(1.0)	—
Asset write-offs and impairments	—	—	—	(9.4)	—
Income taxes (c)	—	—	5.6	39.7	1.0
Total	—	—	(7.6)	(29.0)	(37.1)
PARENT & OTHER SPECIAL ITEMS
Non-fuel O&M	—	—	—	(0.3)	(1.0)
Asset write-offs and impairments	—	—	—	(2.8)	—
Income taxes (c)	—	—	—	6.7	—
Total	—	—	—	3.6	(1.0)
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Net revenue (b)	40.7	—	—	—	—
Non-fuel O&M	(75.6)	(17.0)	(46.8)	(37.1)	—
Taxes other than income taxes	(5.5)	(0.3)	(3.6)	(1.1)	—
Asset write-offs and impairments	(2,835.6)	(2,036.2)	(107.5)	(329.3)	(355.5)
Gain on sale of asset	—	154.0	—	—	—
Miscellaneous net (other income)	—	(36.8)	—	—	—
Income taxes (c)	1,020.7	683.8	56.1	147.7	132.1
Total	(1,855.3)	(1,252.4)	(101.8)	(219.8)	(223.5)
TOTAL SPECIAL ITEMS	(1,855.3)	(1,252.4)	(109.4)	(245.2)	(261.6)
Totals may not foot due to rounding.
(a) Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net.
(b) Operating revenue less fuel, fuel related expenses and purchased power.
(c) Income taxes represents the income tax effect of the special items which were calculated using the estimated income tax rate that is expected to apply to each item.

(Page left blank intentionally)

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

In thousands, except share data, for the years ended December 31,	2016	2015	2014	2013	2012
OPERATING REVENUES:
Electric	$8,866,659	$9,308,678	$9,591,902	$8,942,360	$7,870,649
Natural gas	129,348	142,746	181,794	154,353	130,836
Competitive businesses	1,849,638	2,061,827	2,721,225	2,294,234	2,300,594
Total	10,845,645	11,513,251	12,494,921	11,390,947	10,302,079
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,809,200	2,452,171	2,632,558	2,445,818	2,036,835
Purchased power	1,220,527	1,390,805	1,915,414	1,554,332	1,255,800
Nuclear refueling outage expenses	208,678	251,316	267,679	256,801	245,600
Other operation and maintenance	3,296,711	3,354,981	3,310,536	3,331,934	3,045,392
Asset write-offs, impairments, and related charges	2,835,637	2,104,906	179,752	341,537	355,524
Decommissioning	327,425	280,272	272,621	242,104	184,760
Taxes other than income taxes	592,502	619,422	604,606	600,350	557,298
Depreciation and amortization	1,347,187	1,337,276	1,318,638	1,261,044	1,144,585
Other regulatory charges (credits) – net	94,243	175,304	(13,772)	45,597	175,104
Total	11,732,110	11,966,453	10,488,032	10,079,517	9,000,898
Gain on sale of asset/business	—	154,037	—	43,569	—
OPERATING INCOME (LOSS)	(886,465)	(299,165)	2,006,889	1,354,999	1,301,181
OTHER INCOME:
Allowance for equity funds used during construction	67,563	51,908	64,802	66,053	92,759
Interest and investment income	145,127	187,062	147,686	199,300	127,776
Miscellaneous – net	(41,617)	(95,997)	(42,016)	(59,762)	(53,214)
Total	171,073	142,973	170,472	205,591	167,321
INTEREST EXPENSE:
Interest expense	700,545	670,096	661,083	629,537	606,596
Allowance for borrowed funds used during construction	(34,175)	(26,627)	(33,576)	(25,500)	(37,312)
Total	666,370	643,469	627,507	604,037	569,284
INCOME (LOSS) BEFORE INCOME TAXES	(1,381,762)	(799,661)	1,549,854	956,553	899,218
Income taxes	(817,259)	(642,927)	589,597	225,981	30,855
CONSOLIDATED NET INCOME (LOSS)	(564,503)	(156,734)	960,257	730,572	868,363
Preferred dividend requirements of subsidiaries	19,115	19,828	19,536	18,670	21,690
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$(583,618)	$(176,562)	$940,721	$711,902	$846,673
Basic earnings (loss) per average common share	$(3.26)	$(0.99)	$5.24	$3.99	$4.77
Diluted earnings (loss) per average common share	$(3.26)	$(0.99)	$5.22	$3.99	$4.76
Basic average number of common shares outstanding	178,885,660	179,176,356	179,506,151	178,211,192	177,324,813
Diluted average number of common shares outstanding	178,885,660	179,176,356	180,296,885	178,570,400	177,737,565

FINANCIAL RESULTS

2016 CONSOLIDATING INCOME STATEMENT (unaudited)
				ENTERGY
In thousands, except share data, for the year ended December 31, 2016.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$8,866,758	$(99)	$—	$8,866,659
Natural gas	129,348	—	—	129,348
Competitive businesses	—	—	1,849,638	1,849,638
Total	8,996,106	(99)	1,849,638	10,845,645
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,563,952	(100)	245,348	1,809,200
Purchased power	1,158,498	101	61,929	1,220,527
Nuclear refueling outage expenses	127,523	—	81,155	208,678
Other operation and maintenance	2,359,810	22,259	914,642	3,296,711
Asset write-offs, impairments, and related charges	—	—	2,835,637	2,835,637
Decommissioning	152,355	—	175,070	327,425
Taxes other than income taxes	497,510	718	94,274	592,502
Depreciation and amortization	1,145,688	1,646	199,852	1,347,187
Other regulatory charges (credits) - net	94,243	—	—	94,243
Total	7,099,579	24,624	4,607,907	11,732,110
OPERATING INCOME (LOSS)	1,896,527	(24,723)	(2,758,269)	(886,465)
OTHER INCOME:
Allowance for equity funds used during construction	67,563	—	—	67,563
Interest and investment income	189,994	(153,332)	108,466	145,127
Miscellaneous – net	(21,017)	(7,874)	(12,726)	(41,617)
Total	236,540	(161,206)	95,740	171,073
INTEREST EXPENSE:
Interest expense	591,721	85,966	22,858	700,545
Allowance for borrowed funds used during construction	(34,175)	—	—	(34,175)
Total	557,546	85,966	22,858	666,370
INCOME (LOSS) BEFORE INCOME TAXES	1,575,521	(271,895)	(2,685,387)	(1,381,762)
Income taxes	424,388	(49,384)	(1,192,263)	(817,259)
CONSOLIDATED NET INCOME (LOSS)	1,151,133	(222,511)	(1,493,124)	(564,503)
Preferred dividend requirements of subsidiaries	16,928	—	2,188	19,115
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,134,205	$(222,511)	$(1,495,312)	$(583,618)
Basic earnings (loss) per average common share	$6.34	$(1.24)	$(8.36)	$(3.26)
Diluted earnings (loss) per average common share	$6.34	$(1.24)	$(8.36)	$(3.26)
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2016	2015	2014	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$129,579	$63,497	$131,327	$129,979	$112,992
Temporary cash investments	1,058,265	1,287,464	1,290,699	609,147	419,577
Total cash and cash equivalents	1,187,844	1,350,961	1,422,026	739,126	532,569
Securitization recovery trust account	—	—	—	—	46,040
Accounts receivable:
Customer	654,995	608,491	596,917	670,641	568,871
Allowance for doubtful accounts	(11,924)	(39,895)	(35,663)	(34,311)	(31,956)
Other	158,419	178,364	220,342	195,028	161,408
Accrued unbilled revenues	368,677	321,940	321,659	340,828	303,392
Total accounts receivable	1,170,167	1,068,900	1,103,255	1,172,186	1,001,715
Deferred fuel costs	108,465	—	155,140	116,379	150,363
Accumulated deferred income taxes	—	—	27,783	175,073	306,902
Fuel inventory – at average cost	179,600	217,810	205,434	208,958	213,831
Materials and supplies – at average cost	698,523	873,357	918,584	915,006	928,530
Deferred nuclear refueling outage costs	146,221	211,512	214,188	192,474	243,374
System agreement cost equalization	—	—	—	—	16,880
Prepayments and other	193,448	344,872	343,223	410,489	242,922
Total	3,684,268	4,067,412	4,389,633	3,929,691	3,683,126
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	198	4,341	36,234	40,350	46,738
Decommissioning trust funds	5,723,897	5,349,953	5,370,932	4,903,144	4,190,108
Non-utility property – at cost (less accumulated depreciation)	233,641	219,999	213,791	199,375	256,039
Other	469,664	468,704	405,169	210,616	436,234
Total	6,427,400	6,042,997	6,026,126	5,353,485	4,929,119
PROPERTY, PLANT AND EQUIPMENT:
Electric	45,191,216	44,467,159	44,881,419	42,935,712	41,944,567
Property under capital lease	619,527	952,465	945,784	941,299	935,199
Natural gas	413,224	392,032	377,565	366,365	353,492
Construction work in progress	1,378,180	1,456,735	1,425,981	1,514,857	1,365,699
Nuclear fuel	1,037,899	1,345,422	1,542,055	1,566,904	1,598,430
Total property, plant and equipment	48,640,046	48,613,813	49,172,804	47,325,137	46,197,387
Less – accumulated depreciation and amortization	20,718,639	20,789,452	20,449,858	19,443,493	18,898,842
Property, plant and equipment – net	27,921,407	27,824,361	28,722,946	27,881,644	27,298,545
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	761,280	775,528	836,064	849,718	742,030
Other regulatory assets (includes securitization property of
$600,996 as of December 31, 2016,
$714,044 as of December 31, 2015, $724,839 as
of December 31, 2014, $822,218 as of December 31, 2013,
and $914,751 as of December 31, 2012)	4,769,913	4,704,796	4,968,553	3,893,363	5,025,912
Deferred fuel costs	239,100	238,902	238,102	172,202	172,202
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	117,885	54,903	48,351	62,011	37,748
Other	1,606,009	561,610	807,508	771,004	821,485
Total	7,871,359	6,712,911	7,275,750	6,125,470	7,176,549
TOTAL ASSETS	$45,904,434	$44,647,681	$46,414,455	$43,290,290	$43,087,339

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2016	2015	2014	2013	2012
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$364,900	$214,374	$899,375	$457,095	$718,516
Notes payable and commercial paper	415,011	494,348	598,407	1,046,887	796,002
Accounts payable	1,285,577	1,071,798	1,166,431	1,173,313	1,217,180
Customer deposits	403,311	419,407	412,166	370,997	359,078
Taxes accrued	181,114	210,077	128,108	191,093	333,719
Accumulated deferred income taxes	—	—	38,039	28,307	13,109
Interest accrued	187,229	194,565	206,010	180,997	184,664
Deferred fuel costs	102,753	235,986	91,602	57,631	96,439
Obligations under capital leases	2,423	2,709	2,508	2,323	3,880
Pension and other postretirement liabilities	76,942	62,513	57,994	67,419	95,900
System agreement cost equalization	—	—	—	—	25,848
Other	180,836	184,181	248,251	484,510	261,986
Total	3,200,096	3,089,958	3,848,891	4,060,572	4,106,321

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	7,495,290	8,306,865	9,133,161	8,724,635	8,311,756
Accumulated deferred investment tax credits	227,147	234,300	247,521	263,765	273,696
Obligations under capital leases	24,582	27,001	29,710	32,218	34,541
Other regulatory liabilities	1,572,929	1,414,898	1,383,609	1,295,955	898,614
Decommissioning and asset retirement cost liabilities	5,992,476	4,790,187	4,458,296	3,933,416	3,513,634
Accumulated provisions	481,636	460,727	418,128	115,139	362,226
Pension and other postretirement liabilities	3,036,010	3,187,357	3,638,295	2,320,704	3,725,886
Long-term debt (includes securitization bonds
of $661,175 as of December 31, 2016,
$774,696 as of December 31, 2015, $776,817 as of
December 31, 2014, $883,013 as of December 31, 2013,
and $973,480 as of December 31, 2012)	14,467,655	13,111,556	12,386,710	12,022,993	11,805,155
Other	1,121,619	449,856	557,649	583,667	577,910
Total	34,419,344	31,982,747	32,253,079	29,292,492	29,503,418

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	203,185	318,185	210,760	210,760	186,511

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 254,752,788 shares in 2015, 2014, 2013,
2012, and 2011	2,548	2,548	2,548	2,548	2,548
Paid-in capital	5,417,245	5,403,758	5,375,353	5,368,131	5,357,852
Retained earnings	8,195,571	9,393,913	10,169,657	9,825,053	9,704,591
Accumulated other comprehensive income (loss)	(34,971)	8,951	(42,307)	(29,324)	(293,083)
Less – treasury stock, at cost (75,623,363 shares in 2016,
76,363,763 shares in 2015, 75,512,079 shares in 2014,
76,381,936 shares in 2013, and 76,945,239 shares in 2012)	5,498,584	5,552,379	5,497,526	5,533,942	5,574,819
Total common shareholders' equity	8,081,809	9,256,791	10,007,725	9,632,466	9,197,089
Subsidiaries' preferred stock without sinking fund	—	—	94,000	94,000	94,000
Total	8,081,809	9,256,791	10,101,725	9,726,466	9,291,089
TOTAL LIABILITIES AND EQUITY	$45,904,434	$44,647,681	$46,414,455	$43,290,290	$43,087,339

FINANCIAL RESULTS

2016 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2016.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$123,956	$939	$4,684	$129,579
Temporary cash investments	622,953	7,453	427,859	1,058,265
Total cash and cash equivalents	746,909	8,392	432,543	1,187,844
Notes receivable	—	(528,459)	528,459	—
Accounts receivable:
Customer	482,302	—	172,693	654,995
Allowance for doubtful accounts	(11,924)	—	—	(11,924)
Associated companies	22,892	(24,532)	1,640	—
Other	148,743	—	9,676	158,419
Accrued unbilled revenues	368,677	—	—	368,677
Total accounts receivable	1,010,690	(24,532)	184,009	1,170,167
Deferred fuel costs	108,465	—	—	108,465
Fuel inventory – at average cost	173,388	—	6,212	179,600
Materials and supplies – at average cost	645,682	—	52,841	698,523
Deferred nuclear refueling outage costs	128,577	—	17,644	146,221
Prepayments and other	161,495	(8,629)	40,582	193,448
Total	2,975,206	(553,228)	1,262,290	3,684,268
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,390,786	(1,390,674)	86	198
Decommissioning trust funds	2,755,937	—	2,967,960	5,723,897
Non-utility property – at cost (less accumulated depreciation)	224,148	(11)	9,504	233,641
Other	466,599	—	3,065	469,664
Total	4,837,470	(1,390,685)	2,980,615	6,427,400
PROPERTY, PLANT AND EQUIPMENT:
Electric	44,173,933	3,690	1,013,593	45,191,216
Property under capital lease	619,527	—	—	619,527
Natural gas	413,224	—	—	413,224
Construction work in progress	1,334,169	631	43,380	1,378,180
Nuclear fuel	816,794	—	221,105	1,037,899
Total property, plant and equipment	47,357,647	4,321	1,278,078	48,640,046
Less – accumulated depreciation and amortization	20,290,630	197	427,812	20,718,639
Property, plant and equipment – net	27,067,017	4,124	850,266	27,921,407
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	761,280	—	—	761,280
Other regulatory assets (includes securitization property of
$600,996 as of December 31, 2016)	4,769,913	—	—	4,769,913
Deferred fuel costs	239,100	—	—	239,100
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	15,415	40,309	62,161	117,885
Other	59,251	9,125	1,537,633	1,606,009
Total	6,219,058	49,434	1,602,867	7,871,359
TOTAL ASSETS	$41,098,751	$(1,890,355)	$6,696,038	$45,904,434
Totals may not foot due to rounding.

FINANCIAL RESULTS

2016 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2016.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$364,900	$—	$—	$364,900
Notes payable and commercial paper:
Associated companies	—	(15,555)	15,555	—
Other	70,686	344,325	—	415,011
Accounts payable:
Associated companies	24,338	(46,062)	21,724	—
Other	990,033	585	294,959	1,285,577
Customer deposits	403,311	—	—	403,311
Taxes accrued	(27,752)	126,885	81,981	181,114
Interest accrued	159,300	27,882	47	187,229
Deferred fuel costs	102,753	—	—	102,753
Obligations under capital leases	2,423	—	—	2,423
Pension and other postretirement liabilities	63,026	—	13,916	76,942
Other	138,880	1,943	40,013	180,836
Total	2,291,898	440,003	468,195	3,200,096

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	8,132,129	8,898	(645,737)	7,495,290
Accumulated deferred investment tax credits	227,147	—	—	227,147
Obligations under capital leases	24,582	—	—	24,582
Other regulatory liabilities	1,572,929	—	—	1,572,929
Decommissioning and asset retirement cost liabilities	2,879,307	—	3,113,169	5,992,476
Accumulated provisions	480,474	—	1,162	481,636
Pension and other postretirement liabilities	2,299,122	—	736,888	3,036,010
Long-term debt (includes securitization bonds
of $661,175 as of December 31, 2016)	11,886,598	2,536,557	44,500	14,467,655
Other	686,140	(391,127)	826,606	1,121,619
Total	28,188,428	2,154,328	4,076,588	34,419,344

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	178,936	—	24,249	203,185

COMMON EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 254,752,788 shares in 2016	2,051,268	(2,249,823)	201,103	2,548
Paid-in capital	2,799,315	953,993	1,663,937	5,417,245
Retained earnings	5,834,123	2,189,728	171,720	8,195,571
Accumulated other comprehensive income (loss)	(125,217)	—	90,246	(34,971)
Less – treasury stock, at cost (75,623,363 shares in 2016)	120,000	5,378,584	—	5,498,584
Total	10,439,489	(4,484,686)	2,127,006	8,081,809

TOTAL LIABILITIES AND EQUITY	$41,098,751	$(1,890,355)	$6,696,038	$45,904,434
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2016	2015	2014	2013	2012
OPERATING ACTIVITIES:
Consolidated net income (loss)	$(564,503)	$(156,734)	$960,257	$730,572	$868,363
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,123,291	2,117,236	2,127,892	2,012,076	1,771,649
Deferred income taxes, investment tax credits, and non-current taxes accrued	(836,257)	(820,350)	596,935	311,789	(26,479)
Asset write-offs, impairments, and related charges	2,835,637	2,104,906	123,527	341,537	355,524
Gain on sale of asset/business	—	(154,037)	—	(43,569)	—
Changes in working capital:
Receivables	(96,975)	38,152	98,493	(180,648)	(14,202)
Fuel inventory	38,210	(12,376)	3,524	4,873	(11,604)
Accounts payable	174,421	(135,211)	(12,996)	94,436	(6,779)
Prepaid taxes and taxes accrued	(28,963)	81,969	(62,985)	(142,626)	55,484
Interest accrued	(7,335)	(11,445)	25,013	(3,667)	1,152
Deferred fuel costs	(241,896)	298,725	(70,691)	(4,824)	(99,987)
Other working capital accounts	31,197	(113,701)	112,390	(66,330)	(151,989)
Changes in provisions for estimated losses	20,905	42,566	301,871	(248,205)	(24,808)
Changes in other regulatory assets	(48,469)	262,317	(1,061,537)	1,105,622	(398,428)
Changes in other regulatory liabilities	158,031	61,241	87,654	397,341	170,421
Changes in pensions and other postretirement liabilities	(136,919)	(446,418)	1,308,166	(1,433,663)	644,099
Other	(421,676)	134,344	(647,952)	314,505	(192,131)
Net cash flow provided by operating activities	2,998,699	3,291,184	3,889,561	3,189,219	2,940,285
INVESTING ACTIVITIES:
Construction/capital expenditures	(2,780,222)	(2,500,860)	(2,119,191)	(2,287,593)	(2,674,650)
Allowance for equity funds used during construction	68,345	53,635	68,375	69,689	96,131
Nuclear fuel purchases	(314,706)	(493,604)	(537,548)	(517,825)	(557,960)
Payment for purchase of plant	(949,329)	—	—	(17,300)	(456,356)
Proceeds from sale of assets and businesses	—	487,406	10,100	147,922	—
Insurance proceeds received for property damages	20,968	24,399	40,670	—	—
Changes in securitization account	4,007	(5,806)	1,511	155	4,265
NYPA value sharing payment	—	(70,790)	(72,000)	(71,736)	(72,000)
Payments to storm reserve escrow account	(1,544)	(69,163)	(276,057)	(7,716)	(8,957)
Receipts from storm reserve escrow account	—	5,916	—	260,279	27,884
Decrease (increase) in other investments	9,055	571	46,983	(82,955)	15,175
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	169,085	18,296	—	21,034	109,105
Proceeds from nuclear decommissioning trust fund sales	2,408,920	2,492,176	1,872,115	2,031,552	2,074,055
Investment in nuclear decommissioning trust funds	(2,484,627)	(2,550,958)	(1,989,446)	(2,147,099)	(2,196,489)
Net cash flow used in investing activities	(3,850,048)	(2,608,782)	(2,954,488)	(2,601,593)	(3,639,797)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	6,800,558	3,502,189	3,100,069	3,746,016	3,478,361
Preferred stock of subsidiary	—	107,426	—	24,249	—
Mandatorily redeemable preferred membership units of subsidiary		—	—	—	51,000
Treasury stock	33,114	24,366	194,866	24,527	62,886
Retirement of long-term debt	(5,311,324)	(3,461,518)	(2,323,313)	(3,814,666)	(3,130,233)
Repurchase of common stock	—	(99,807)	(183,271)	—	—
Repurchase/redemptions of preferred stock	(115,283)	(94,285)	—	—	—
Changes in credit borrowings and commercial paper – net	(79,337)	(104,047)	(448,475)	250,889	687,675
Other	(6,872)	(9,136)	23,579	—	—
Dividends paid:
Common stock	(611,835)	(598,897)	(596,117)	(593,037)	(589,209)
Preferred stock	(20,789)	(19,758)	(19,511)	(18,802)	(22,329)
Net cash flow provided by (used in) financing activities	688,232	(753,467)	(252,173)	(380,824)	538,151
Effect of exchange rates on cash and cash equivalents	—	—	—	(245)	(508)
Net increase (decrease) in cash and cash equivalents	(163,117)	(71,065)	682,900	206,557	(161,869)
Cash and cash equivalents at beginning of period	1,350,961	1,422,026	739,126	532,569	694,438
Cash and cash equivalents at end of period	$1,187,844	$1,350,961	$1,422,026	$739,126	$532,569

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2016	2015	2014	2013	2012
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid during the period for:
Interest – net of amount capitalized	746,779	663,630	611,376	570,212	546,125
Income taxes	95,317	103,589	77,799	127,735	49,214

CASH FLOW INFORMATION BY BUSINESS

			PARENT &		ENTERGY
For the years ended December 31, 2016, 2015, 2014, 2013, and 2012.		UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2016
Net cash flow provided by operating activities		2,860,511	(107,950)	246,138	2,998,699
Net cash flow provided by (used in) investing activities		(3,671,452)	(394)	(178,202)	(3,850,048)
Net cash flow provided by (used in) financing activities		938,780	103,847	(354,395)	688,232

2015
Net cash flow provided by operating activities		2,906,716	(77,374)	461,842	3,291,184
Net cash flow provided by (used in) investing activities		(2,565,963)	3,709	(46,527)	(2,608,782)
Net cash flow provided by (used in) financing activities		(695,099)	70,643	(129,012)	(753,467)

2014
Net cash flow provided by operating activities		3,318,660	(463,377)	1,034,278	3,889,561
Net cash flow provided by (used in) investing activities		(2,635,690)	293,429	(612,227)	(2,954,488)
Net cash flow provided by (used in) financing activities		(260,772)	174,440	(165,840)	(252,173)

2013
Net cash flow provided by (used in) operating activities		2,208,089	251,118	730,011	3,189,219
Net cash flow provided by (used in) investing activities		(1,989,855)	(51)	(611,689)	(2,601,593)
Net cash flow provided by (used in) financing activities		(47,150)	(251,132)	(82,542)	(380,824)

2012
Net cash flow provided by operating activities		2,354,454	(89,948)	675,779	2,940,285
Net cash flow provided by (used in) investing activities		(3,070,785)	(5,016)	(563,996)	(3,639,797)
Net cash flow provided by (used in) financing activities		736,832	94,179	(292,860)	538,151
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2011	94,000	2,548	(5,680,468)	5,360,682	9,446,960	(168,452)	9,055,270

Consolidated net income (a)	21,690	—	—	—	846,673	—	868,363
Other comprehensive loss	—	—	—	—	—	(124,631)	(124,631)
Common stock issuances related to stock plans	—	—	105,649	(2,830)	—	—	102,819
Common stock dividends declared	—	—	—	—	(589,042)	—	(589,042)
Preferred dividend requirements of subsidiaries (a)	(21,690)	—	—	—	—	—	(21,690)

Balance at December 31, 2012	94,000	2,548	(5,574,819)	5,357,852	9,704,591	(293,083)	9,291,089

Consolidated net income (a)	18,670	—	—	—	711,902	—	730,572
Other comprehensive income	—	—	—	—	—	263,759	263,759
Common stock issuances related to stock plans	—	—	40,877	10,279	—	—	51,156
Common stock dividends declared	—	—	—	—	(591,440)	—	(591,440)
Preferred dividend requirements of subsidiaries (a)	(18,670)	—	—	—	—	—	(18,670)

Balance at December 31, 2013	94,000	2,548	(5,533,942)	5,368,131	9,825,053	(29,324)	9,726,466

Consolidated net income (a)	19,536	—	—	—	940,721	—	960,257
Other comprehensive loss	—	—	—	—	—	(12,983)	(12,983)
Common stock repurchases	—	—	(183,271)	—	—	—	(183,271)
Common stock issuances related to stock plans	—	—	219,687	7,222	—	—	226,909
Common stock dividends declared	—	—	—	—	(596,117)	—	(596,117)
Preferred dividend requirements of subsidiaries (a)	(19,536)	—	—	—	—	—	(19,536)

Balance at December 31, 2014	94,000	2,548	(5,497,526)	5,375,353	10,169,657	(42,307)	10,101,725
Consolidated net income (loss) (a)	19,828	—	—	—	(176,562)	—	(156,734)
Other comprehensive income	—	—	—	—	—	51,258	51,258
Common stock repurchases	—	—	(99,807)	—	—	—	(99,807)
Preferred stock repurchases/redemptions	(94,000)	—	—	—	(285)	—	(94,285)
Common stock issuances related to stock plans	—	—	44,954	28,405	—	—	73,359
Common stock dividends declared	—	—	—	—	(598,897)	—	(598,897)
Preferred dividend requirements of subsidiaries (a)	(19,828)	—	—	—	—	—	(19,828)

Balance at December 31, 2015	—	2,548	(5,552,379)	5,403,758	9,393,913	8,951	9,256,791
Consolidated net income (loss) (a)	19,115	—	—	—	(583,618)	—	(564,503)
Other comprehensive loss	—	—	—	—	—	(43,922)	(43,922)
Common stock issuances related to stock plans	—	—	53,795	13,487	—	—	67,282
Common stock dividends declared	—	—	—	—	(611,835)	—	(611,835)
Subsidiaries' capital stock redemptions	—	—	—	—	(2,889)	—	(2,889)
Preferred dividend requirements of subsidiaries (a)	(19,115)	—	—	—	—	—	(19,115)

Balance at December 31, 2016	—	2,548	(5,498,584)	5,417,245	8,195,571	(34,971)	8,081,809
(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2016, 2015, 2014, 2013 and 2012 include $19.1 million, $14.9 million, $12.9 million, $12.0 million and $15.0 million, respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2016	2015	2014	2013	2012
NET INCOME (LOSS)	$(564,503)	$(156,734)	$960,257	$730,572	$868,363
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of ($55,298, $3,752, $96,141, ($87,940) and ($55,750)
for 2016 to 2012, respectively)	(101,977)	7,852	179,895	(161,682)	(97,591)
Pension and other postretirement liabilities
(net of tax expense (benefit) of ($3,952), $61,576, ($152,763), $220,899 and ($61,223)
for 2016 to 2012, respectively)	(2,842)	103,185	(281,566)	302,489	(91,157)
Net unrealized investment gains (losses)
(net of tax expense (benefit) of $57,277, ($45,904), $66,594, $118,878 and $61,104
for 2016 to 2012, respectively)	62,177	(59,138)	89,439	122,709	63,609
Foreign currency translation
(net of tax expense (benefit) of ($689), ($345), ($404), $131 and $275
for 2016 to 2012, respectively)	(1,280)	(641)	(751)	243	508
Other comprehensive income (loss)	(43,922)	51,258	(12,983)	263,759	(124,631)
COMPREHENSIVE INCOME (LOSS)	(608,425)	(105,476)	947,274	994,331	743,732
Preferred dividend requirements of subsidiaries	19,115	19,828	19,536	18,670	21,690
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$(627,540)	$(125,304)	$927,738	$975,661	$722,042

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2016	2015	2014	2013	2012
Utility
Generation	1,728	692	594	820	1,579
Transmission	750	633	466	400	377
Distribution	771	727	656	653	780
Other	293	166	112	154	105
Entergy Wholesale Commodities	188	353	363	349	362
Total Historical Capital Expenditures	3,730	2,571	2,191	2,377	3,203

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR		AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2016	2015

	$3.5B Bank Credit Facility	2.23%	08/21 (b)			$700	$835
	Commercial Paper (a)	1.13%				344	422
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW (T+.40%)	450	450
29364GAG8	4.70% Notes	4.7%	01/17	Now	MW (T+.50%)	—	500
29364GAH6	4.00% Notes	4.0%	07/22	Now	MW (T+.30%)	650	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	—
	Total					$2,894	$2,857
(a) Entergy Corporation has a commercial paper program with a program limit of up to $1.5 billion.
(b) The maturity date was extended in August 2016.

SECURITIES RATINGS (OUTLOOK)
CORPORATE CREDIT
As of 5/31/17	MOODY’S	S&P
Entergy Corporation	Baa2 (stable)	BBB+ (positive)

				AS OF	CALL PRICE PER SHARE
PREFERRED MEMBER INTERESTS			DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2016	2015	2016

	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$684	$684	$100.00
	(6,843,780 shares in 2016 and 2015) (a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	413	413	$100.00
	(4,126,940 shares in 2016 and 2015) (a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	294	294	$100.00
	(2,935,153 shares in 2016 and 2015) (a)
	Preferred member interests		$1,391	$1,391
OTHER NON-CURRENT LIABILITIES:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$50	$50	$100.00
	(500,000 shares in 2016 and 2015) (a)(b)
	Other non-current liabilities		$50	$50
	Total		$1,441	$1,441
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.

(b) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC. to a non-affiliated third party. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

Totals may not foot due to rounding.

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2016					2015					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	194.9	375.6	443.3	120.4	1,134.2	223.4	199.7	360.0	313.7	1,096.8	3.4
As-Reported Net Revenue ($ millions)	1,375.1	1,524.2	1,859.1	1,421.1	6,179.5	1,410.5	1,487.6	1,750.2	1,180.6	5,828.9	6.0
As-Reported Non-Fuel O&M ($ millions)	546.6	614.8	624.6	701.3	2,487.3	584.3	642.5	663.1	670.6	2,560.6	(2.9)
ROIC – As-Reported (%)(a)	6.6	7.5	7.7	6.8	6.8	5.9	5.9	6.0	7.0	7.0	(2.9)
ROE – As-Reported (%)(a)	11.2	12.9	13.3	11.3	11.3	9.4	9.3	9.6	11.9	11.9	(5.0)
Debt to Capital Ratio (%)	54.3	53.8	53.6	53.8	53.8	54.4	54.0	53.7	52.6	52.6	2.3
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,068.4	1,244.3	1,327.5	1,134.2	1,134.2	856.8	845.2	894.0	1,096.9	1,096.9	3.4
Operational Net Revenue ($ millions)	1,375.1	1,524.2	1,859.1	1,421.1	6,179.5	1,410.5	1,487.6	1,750.2	1,180.6	5,828.9	6.0
Operational Non-Fuel O&M ($ millions)	546.6	614.8	624.6	701.3	2,487.3	584.3	642.5	663.1	670.6	2,560.6	(2.9)
ROIC – Operational (%)(a)	6.6	7.5	7.7	6.8	6.8	5.9	5.9	6.0	7.0	7.0	(2.9)
ROE – Operational (%)(a)	11.2	12.9	13.3	11.3	11.3	9.5	9.3	9.6	11.9	11.9	(5.0)
Debt to Capital Ratio, excluding securitization debt (%)	52.8	52.3	52.1	52.4	52.4	52.6	52.3	51.9	50.8	50.8	3.1
Net Debt to Net Capital Ratio, excluding securitization debt (%)	51.3	51.2	50.6	50.7	50.7	50.7	50.5	49.8	49.2	49.2	3.0
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
							2016	2015	2014	2013	2012
GAAP MEASURES
As-Reported Net Income ($ millions)							1,134.2	1,096.9	829.1	828.9	943.0
As-Reported Net Revenue ($ millions)							6,179.5	5,828.9	5,734.7	5,523.8	4,968.6
As-Reported Non-Fuel O&M ($ millions)							2,487.3	2,560.6	2,394.6	2,388.9	2,190.4
ROIC – As-Reported (%)(a)							6.8	7.0	5.8	5.9	6.9
ROE – As-Reported (%)(a)							11.3	11.9	9.3	9.6	11.8
Debt to Capital Ratio (%)							53.8	52.6	54.9	53.8	54.6
NON-GAAP MEASURES
Operational Earnings ($ millions)							1,134.2	1,096.9	836.7	857.8	980.1
Operational Net Revenue ($ millions)							6,179.4	5,828.9	5,734.7	5,518.1	4,968.6
Operational Non-Fuel O&M ($ millions)							2,487.3	2,560.6	2,382.0	2,324.9	2,152.2
ROIC – Operational (%)(a)							6.8	7.0	5.9	6.1	7.1
ROE – Operational (%)(a)							11.3	11.9	9.4	10.0	12.3
Debt to Capital Ratio, excluding securitization debt (%)							52.4	50.8	53.1	51.6	52.2
Net Debt to Net Capital Ratio, excluding securitization debt (%)							50.7	49.2	50.6	50.2	51.1

UTILITY SECURITIES RATINGS (OUTLOOK)
	MORTGAGE BONDS				PREFERRED STOCK
As of 5/31/17	MOODY’S	S&P			MOODY’S		S&P
Entergy Arkansas, Inc.	A2 (stable)	A (positive)			Baa3		BBB-
Entergy Louisiana, LLC	A2 (stable)	A (positive)			n/a		n/a
Entergy Mississippi, Inc.	A2 (stable)	A (positive)			Baa3		BBB-
Entergy New Orleans, Inc.	Baa2 (stable)	A (positive)			Ba3		BBB-
Entergy Texas, Inc.	Baa1 (stable)	A (positive)			n/a		n/a
System Energy Resources, Inc.	Baa1 (stable)	A (positive)			n/a		n/a

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)			2016	2015	2014	2013	2012
Entergy Arkansas			904	625	535	489	615
Entergy Louisiana			1,505	845	758	978	1,071
Entergy Mississippi			310	236	180	168	378
Entergy New Orleans			328	86	62	89	86
Entergy Texas			338	320	196	182	181
System Energy Resources			88	70	64	52	450
Other(b)			69	36	33	69	60
Total			3,542	2,218	1,828	2,027	2,841
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

UTILITY FINANCIAL RESULTS

2016 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2016.	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,086,608	$4,126,343	$1,094,649	$586,820	$1,615,619	$548,291	$(1,191,572)	$8,866,758
Natural gas	—	50,705	—	78,643	—	—	—	129,348
Total	2,086,608	4,177,048	1,094,649	665,463	1,615,619	548,291	(1,191,572)	8,996,106
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	325,036	804,433	95,090	40,489	271,968	27,416	(480)	1,563,952
Purchased power	233,350	890,058	297,902	299,551	616,597	—	(1,178,960)	1,158,498
Nuclear refueling outage expenses	56,650	51,361	—	—	—	19,512	—	127,523
Other operation and maintenance	706,573	923,779	250,443	117,471	220,566	153,064	(12,086)	2,359,810
Decommissioning	53,610	46,944	—	—	—	50,797	1,004	152,355
Taxes other than income taxes	93,109	165,665	94,482	48,078	70,973	25,195	8	497,510
Depreciation and amortization	264,215	451,290	136,214	51,737	107,026	136,195	(989)	1,145,688
Other regulatory charges (credits) – net	7,737	44,131	(3,721)	8,258	82,879	(45,041)	—	94,243
Total	1,740,280	3,377,661	870,410	565,584	1,370,009	367,138	(1,191,503)	7,099,579
OPERATING INCOME	346,328	799,387	224,239	99,879	245,610	181,153	(69)	1,896,527
OTHER INCOME:
Allowance for equity funds used during construction	17,099	27,925	5,801	1,178	7,617	7,944	—	67,563
Interest and investment income	19,087	154,778	656	256	987	14,793	(563)	189,994
Miscellaneous – net	(1,446)	(11,597)	(3,531)	(3,144)	(746)	(556)	—	(21,017)
Total	34,740	171,106	2,926	(1,710)	7,858	22,181	(563)	236,540
INTEREST EXPENSE:
Interest expense	115,311	273,283	57,114	21,061	87,776	37,529	(353)	591,721
Allowance for borrowed funds used during construction	(9,228)	(14,571)	(2,987)	(446)	(4,943)	(2,000)	—	(34,175)
Total	106,083	258,712	54,127	20,615	82,833	35,529	(353)	557,546
INCOME BEFORE INCOME TAXES	274,985	711,781	173,038	77,554	170,635	167,805	(279)	1,575,521
Income taxes	107,773	89,734	63,854	28,705	63,097	71,061	164	424,388
NET INCOME	167,212	622,047	109,184	48,849	107,538	96,744	(443)	1,151,133
Preferred dividend requirements and other	5,270	—	2,443	965	—	—	8,250	16,928
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$161,942	$622,047	$106,741	$47,884	$107,538	$96,744	$(8,693)	$1,134,205
Totals may not foot due to rounding.
(a) Reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2016 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2016.	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$20,174	$49,972	$16	$28	$1,216	$786	$51,764	$123,956
Temporary cash investments	335	163,878	76,818	103,040	4,965	245,077	28,840	622,953
Total cash and cash equivalents	20,509	213,850	76,834	103,068	6,181	245,863	80,604	746,909
Securitization recovery trust account	4,140	—	—	1,738	37,451		(43,329)	—
Accounts receivable:
Customer	102,229	213,517	51,218	43,536	71,803	—	—	482,302
Allowance for doubtful accounts	(1,211)	(6,277)	(549)	(3,059)	(828)	—	—	(11,924)
Associated companies	35,286	155,794	45,973	16,811	39,447	104,390	(374,809)	22,892
Other	58,153	54,186	12,006	5,926	14,756	3,637	79	148,743
Accrued unbilled revenues	100,193	159,176	51,327	18,254	39,727	—	—	368,677
Total account receivable	294,650	576,396	159,975	81,468	164,905	108,027	(374,730)	1,010,690
Deferred fuel costs	96,690	—	6,957	4,818	—	—	—	108,465
Fuel inventory – at average cost	32,760	50,738	50,872	1,841	37,177	—	—	173,388
Materials and supplies – at average cost	182,600	294,421	41,146	8,416	36,631	82,469	—	645,682
Deferred nuclear refueling outage costs	81,313	22,535	—	—	—	24,729	—	128,577
Prepayments and other	14,293	151,791	8,873	10,966	18,599	20,111	(63,138)	161,495
Total	726,955	1,309,731	344,657	212,315	300,944	481,199	(400,593)	2,975,206
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	1,390,587	—	—	600	—	(401)	1,390,786
Decommissioning trust funds	834,735	1,140,707	—	—	—	780,496	—	2,755,937
Non-utility property – at cost (less accumulated depreciation)	—	217,494	4,608	1,016	376	—	654	224,148
Storm reserve escrow account	—	291,485	—	81,437	—	—	(372,922)	—
Escrow accounts	—	—	31,783	—	—	—	(31,783)	—
Other	7,912	28,844	—	7,160	18,801	—	403,882	466,599
Total	842,647	3,069,117	36,391	89,613	19,777	780,496	(570)	4,837,470
PROPERTY, PLANT AND EQUIPMENT
Electric	10,488,060	18,827,532	4,321,214	1,258,934	4,274,069	4,331,668	672,456	44,173,933
Property under capital lease	716	—	1,590	—	—	585,084	32,137	619,527
Natural gas	—	172,816	—	240,408	—	—	—	413,224
Construction work in progress	304,073	670,201	118,182	24,975	111,227	43,888	61,623	1,334,169
Nuclear fuel	307,352	249,807	—	—	—	259,635	—	816,794
Total property, plant and equipment	11,100,201	19,920,356	4,440,986	1,524,317	4,385,296	5,220,275	766,216	47,357,647
Less – accumulated depreciation and amortization	4,635,885	8,420,596	1,602,711	604,825	1,526,057	3,063,249	437,307	20,290,630
Property, plant and equipment – net	6,464,316	11,499,760	2,838,275	919,492	2,859,239	2,157,026	328,909	27,067,017
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	62,646	470,480	38,284	—	105,816	93,127	(9,073)	761,280
Other regulatory assets (includes securitization property
of $600,996 as of December 31, 2016)	1,428,029	1,168,058	342,213	268,106	740,156	411,212	412,139	4,769,913
Deferred fuel costs	66,898	168,122	—	4,080	—	—	—	239,100
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	15,415	15,415
Other	14,626	16,003	2,320	963	7,149	4,652	13,538	59,251
Total	1,572,199	1,822,663	382,817	273,149	853,121	508,991	806,118	6,219,058
TOTAL ASSETS	$9,606,117	$17,701,271	$3,602,140	$1,494,569	$4,033,081	$3,927,712	$733,861	$41,098,751
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2016 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2016.	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$114,700	$200,198	$—	$—	$—	$50,003	$—	$364,900
Notes payable and commercial paper:
Associated companies	—	—	—	2,104	—	—	(2,104)	—
Other	—	3,794	—	—	—	66,893	—	70,686
Accounts payable:
Associated companies	239,711	82,106	43,647	39,260	47,867	5,843	(434,096)	24,338
Other	185,153	358,741	80,227	35,920	77,342	50,558	202,092	990,033
Customer deposits	97,512	148,601	84,112	28,667	44,419	—	—	403,311
Taxes accrued	7,194	—	64,040	—	15,351	—	(114,337)	(27,752)
Interest accrued	16,580	75,598	21,653	5,443	25,977	14,049	—	159,300
Deferred fuel costs	—	48,211	—	—	54,543	—	—	102,753
Obligations under capital leases	—	—	—	—	—	—	2,423	2,423
Pension and other postretirement liabilities	—	—	—	—	—	—	63,026	63,026
Other	36,557	80,013	9,554	11,415	9,388	2,957	(11,004)	138,880
Total	697,407	997,262	303,233	122,809	274,887	190,303	(294,000)	2,291,898
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	2,186,623	2,691,118	861,331	334,953	1,027,647	1,112,865	(82,408)	8,132,129
Accumulated deferred investment tax credits	35,305	126,741	8,667	622	12,934	41,663	1,215	227,147
Obligations under capital leases	—	—	—	—	—	—	24,582	24,582
Regulatory liability for income taxes - net	—	—	—	9,074	—	—	(9,074)	—
Other regulatory liabilities	305,907	880,974	—	—	8,502	370,862	6,684	1,572,929
Decommissioning and asset retirement cost liabilities	924,353	1,082,685	8,722	2,875	6,470	854,202	—	2,879,307
Accumulated provisions	18,682	310,772	54,440	88,513	7,584	—	483	480,474
Pension and other postretirement liabilities	424,234	780,278	109,551	36,750	67,313	117,850	763,146	2,299,122
Long-term debt (includes securitization bonds
of $661,175 as of December 31, 2016)	2,715,085	5,612,593	1,120,916	428,467	1,508,407	501,129	—	11,886,598
Long-term payable - associated companies	—	—	—	18,423	—	—	(18,423)	—
Gas system rebuild insurance proceeds	—	—	—	447	—	—	(447)	—
Other	13,854	137,039	20,108	4,910	50,343	15	459,871	686,140
Total	6,624,043	11,622,200	2,183,735	925,034	2,689,200	2,998,586	1,145,629	28,188,428
Commitments and Contingencies

Preferred stock without sinking fund	31,350	—	20,381	19,780	—	—	107,425	178,936

EQUITY:
Common stock or member's equity	470	5,130,251	199,326	33,744	49,452	679,350	(4,041,325)	2,051,268
Paid-in capital/capital stock expense and other	790,243	—	167	171,544	481,994	—	1,355,367	2,799,315
Retained earnings	1,462,604	—	895,298	221,658	537,548	59,473	2,657,542	5,834,123
Accumulated other comprehensive (loss)	—	(48,442)	—	—	—	—	(76,775)	(125,217)
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total	2,253,317	5,081,809	1,094,791	426,946	1,068,994	738,823	(225,191)	10,439,489

TOTAL LIABILITIES AND EQUITY	$9,606,117	$17,701,271	$3,602,140	$1,494,569	$4,033,081	$3,927,712	$733,861	$41,098,751
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2016	2015	2014	2013	2012
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	161.9	67.4	114.5	155.1	145.5
Less Special Items ($ millions)	—	—	(1.4)	(2.8)	(13.0)
Operational Earnings ($ millions)	161.9	67.4	115.9	157.9	158.5
GAAP MEASURES
ROIC – As-Reported (%)	4.8	2.9	4.0	5.4	5.5
ROE – As-Reported (%)	7.8	3.6	6.5	9.4	9.6
Debt to Capital Ratio (%)	55.3	56.8	58.1	56.4	55.8
Total Debt ($ millions)	2,831	2,642	2,689	2,380	2,139
Total Preferred ($ millions)	31	116	116	116	116
Total Equity ($ millions)	2,253	1,892	1,824	1,720	1,580
NON-GAAP MEASURES
ROIC – Operational (%)	4.8	2.9	4.1	5.6	6.1
ROE – Operational (%)	7.8	3.6	6.5	9.6	10.5
Total Debt, excluding securitization debt ($ millions)	2,783	2,581	2,615	2,293	2,040
Debt to Capital, excluding securitization debt (%)	54.9	56.2	57.4	55.5	54.6
Net Debt to Net Capital, excluding securitization debt (%)	54.7	56.1	55.3	54.1	54.2

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	622.0	440.9	438.2	406.3	432.3
Less Special Items ($ millions)	—	—	(3.5)	(9.1)	(11.2)
Operational Earnings ($ millions)	622.0	440.9	441.7	415.4	443.5
GAAP MEASURES
ROIC – As-Reported (%)	7.6	6.3	6.4	6.1	6.8
Return on Average Members’ Equity – As-Reported (%)	12.7	9.8	10.2	9.4	10.6
Debt to Capital Ratio (%)	53.4	50.8	53.4	51.5	49.5
Total Debt ($ millions)	5,817	4,897	4,980	4,706	4,357
Total Preferred ($ millions)	—	—	110	110	110
Total Equity ($ millions)	5,082	4,794	4,316	4,364	4,455
NON-GAAP MEASURES
ROIC – Operational (%)	7.7	6.4	6.5	6.3	7.1
Return on Average Members’ Equity – Operational (%)	12.7	9.8	10.3	9.6	10.9
Total Debt, excluding securitization debt ($ millions)	5,717	4,776	4,839	4,545	4,178
Debt to Capital, excluding securitization debt (%)	52.9	50.2	52.7	50.6	48.4
Net Debt to Net Capital, excluding securitization debt (%)	52.0	50.0	51.0	49.8	48.0

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2016	2015	2014	2013	2012
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	106.7	89.9	72.0	79.3	43.9
Less Special Items ($ millions)	—	—	(1.2)	(5.4)	(7.5)
Operational Earnings ($ millions)	106.7	89.9	73.2	84.7	51.4
GAAP MEASURES
ROIC – As-Reported (%)	6.6	6.1	5.3	5.7	4.2
ROE – As-Reported (%)	10.1	9.1	7.5	8.7	5.1
Debt to Capital (%)	50.2	49.7	50.9	51.0	55.5
Total Debt ($ millions)	1,121	1,048	1,048	1,044	1,161
Total Preferred ($ millions)	20	50	50	50	50
Total Equity ($ millions)	1,095	1,012	962	952	880
NON-GAAP MEASURES
ROIC – Operational (%)	6.6	6.1	5.4	5.9	4.5
ROE – Operational (%)	10.1	9.1	7.7	9.3	6.0
Net Debt to Net Capital (%)	48.4	45.9	49.3	51.0	54.4

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	47.9	44.0	30.0	11.6	18.9
Less Special Items ($ millions)	—	—	(0.4)	(2.9)	(0.9)
Operational Earnings ($ millions)	47.9	44.0	30.4	14.5	19.8
GAAP MEASURES
ROIC – As-Reported (%)	7.7	8.7	7.6	4.5	6.2
ROE – As-Reported (%)	12.3	15.2	13.8	5.8	10.0
Debt to Capital (%)	50.1	48.1	55.1	56.9	55.2
Total Debt ($ millions)	449	343	304	298	266
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	427	350	228	206	196
NON-GAAP MEASURES
ROIC – Operational (%)	8.6	9.5	7.7	5.0	6.4
ROE – Operational (%)	12.3	15.2	14.0	7.2	10.5
Net debt to net capital, excluding securitization debt	36.9	30.0	51.3	53.9	54.4

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	107.5	69.6	74.8	57.9	42.0
Less Special Items ($ millions)	—	—	(1.1)	(8.8)	(5.0)
Operational Net Income ($ millions)	107.5	69.6	75.9	66.7	46.6
GAAP MEASURES
ROIC – As-Reported (%)	6.4	5.0	5.3	4.6	4.0
ROE – As-Reported (%)	10.6	7.5	8.4	6.6	4.8
Debt to Capital (%)	58.5	60.2	62.2	63.5	65.2
Total Debt ($ millions)	1,508	1,452	1,469	1,545	1,604
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	1,069	961	892	887	854
NON-GAAP MEASURES
ROIC – Operational (%)	7.8	6.5	7.1	6.8	5.8
ROE – Operational (%)	10.6	7.5	8.5	7.7	5.3
Total Debt, excluding securitization debt ($ millions)	2,148	955	907	921	919
Debt to Capital, excluding securitization debt (%)	50.2	49.8	50.4	50.9	51.8
Net Debt to Net Capital, excluding securitization debt (%)	50.1	49.8	49.6	49.6	50.1

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2016	2015	2014	2013	2012
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	96.7	111.3	96.3	113.7	111.9
Less Special Items ($ millions)	—	—	—	—	—
Operational Net Income ($ millions)	96.7	111.3	96.3	113.7	111.9
GAAP MEASURES
ROIC – As-Reported (%)	8.8	9.3	8.2	8.3	8.5
ROE – As-Reported (%)	12.7	13.5	11.0	13.3	13.7
Debt to Capital (%)	45.5	42.3	45.5	46.2	49.5
Total Debt ($ millions)	618	573	727	751	815
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	739	781	871	876	833
NON-GAAP MEASURES
ROIC – Operational (%)	8.8	9.3	8.2	8.3	8.5
ROE – Operational (%)	12.7	13.5	11.0	13.3	13.7
Net Debt to Net Capital (%)	33.5	30.5	36.7	41.6	46.8

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	PRICE	2016	2015
($ millions)
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	$350	$350
29364DAR1	3.05% Series	M	3.05%	06/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	06/24	Now	MW (T + .15%)	375	375
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	—	175
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	100%	—	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	—	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/2015	100%	—	225
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29364D761	4.90% Series	M	4.9%	12/52	12/1/2017	100%	200	200
29364D753	4.75% Series	M	4.75%	06/63	6/1/18	100%	125	125
29364DAU4	3.5% Series	M	3.50%	04/26	Now	MW (T + .20%)	380	—
29364D100	4.88% Series	M	4.88%	09/66	9/1/2021	100%	410	—
472712ES3	1.55% Series – Jefferson County	G(a,d)	1.55%	2017	Non-Call Life		55	55
453424BT9	2.38% Series – Independence County	G(a,d)	2.38%	2021	Non-Call Life		45	45
	Total bonds						2,440	2,210
OTHER LONG-TERM DEBT:
	3.23% Series J – Variable Interest Entity Note Payable		3.23%	07/16			—	55
	2.62% Series K – Variable Interest Entity Note Payable		2.62%	12/17			60	60
	3.65% Series L – Variable Interest Entity Note Payable		3.65%	07/21			90	90
	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23			40	—
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			50	63
	Long-Term United States Department of Energy Obligation(b)						182	181
	Unamortized Premium and Discount – Net						1	(3)
	Unamortized Debt Issuance Costs						(34)	(29)
	Other						2	2
TOTAL LONG-TERM DEBT							2,830	2,630
Less Amount Due Within One Year							115	55
Long-Term Debt Excluding Amount Due Within One Year							$2,715	$2,575
Fair Value of Long-Term Debt(c)							$2,624	$2,498
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							3.9%	4.3%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(c) The fair value excludes long-term DOE obligations of $182 million at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2016 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(d) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			SHARES AUTHORIZED				CALL
			AND OUTSTANDING				PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2016	2015	2016	2015	2016
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	$7	$7	$ 103.65
29364D506	4.72% Series	4.72%	93,500	93,500	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	8	8	102.50
29364D605	6.08% Series	6.08%	—	100,000	—	10	—
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	—	3,000,000		75	—
	Total without sinking fund		313,500	3,413,500	$31	$116
(a) Series is callable at par.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC
						CURRENT OR
BONDS:				MATURITY	FIRST CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	PRICE	2016	2015
($ millions)
29364WAJ7	6.50% Series	M	6.5%	09/18	Now	MW (T + .40%)	$300	$300
29365PAN2	6.00% Series	M	6.0%	05/18	Now	MW (T + .40%)	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T + .25%)	250	250
29364WAN8	4.8% Series	M	4.8%	05/21	Now	MW (T + .25%)	200	200
29364WAR9	3.30% Series	M	3.3%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	09/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.4%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	250
29364LAL6	6.2% Series	M	6.2%	07/33	Now	100%	—	240
29364LAT9	6.18% Series	M	6.18%	03/35	Now	100%	—	85
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%	—	118
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%	—	150
29364WAT5	5.0% Series	M	5.0%	07/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	01/45	Now	MW (T + .30%)	450	250
29364W504	5.25% Series	M	5.25%	07/52	7/1/17	100%	200	200
29364W603	4.7% Series	M	4.7%	06/63	6/1/18	100%	100	100
29364WAY4	2.4% Series	M	2.4%	10/26	Now	MW (T + .15%)	400	—
29364WAW8	3.25% Series	M	3.3%	04/28	Now	MW (T + .25%)	425	—
29364WAX6	3.05% Series	M	3.1%	06/31	Now	MW (T + .25%)	325	—
29364W108	4.88% Series	M	4.9%	09/66	9/1/21	100%	270	—
5463984Y1	3.375% Series – Louisiana Public Facilities Authority	G(a,c)	3.4%	9/1/28	3/1/21	100%	84	—
5463984Z8	3.5% Series – Louisiana Public Facilities Authority	G(a,c)	3.5%	6/1/30	6/1/21	100%	115	—
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(a,c)	5.0%	2030	12/1/15	100%	—	115
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(a,c)	5.0%	2028	9/1/15	100%	—	84
	Total bonds						5,439	4,412
OTHER LONG-TERM DEBT:
	3.30% Series F – Variable Interest Entity Note Payable		3.30%	03/16			—	20
	3.25% Series G – Variable Interest Entity Note Payable		3.25%	07/17			25	25
	3.25% Series Q – Variable Interest Entity Note Payable		3.25%	07/17			75	75
	3.38% Series R – Variable Interest Entity Note Payable		3.38%	08/20			70	70
	3.92% Series H – Variable Interest Entity Note Payable		3.92%	02/21			40	40
	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23			20	—
	Credit Facility – weighted average rate 1.38%		1.38%	06/16			—	1
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	06/21			101	123
	Waterford 3 Lease Obligation 8.09%		8.09%				57	109
	Waterford Series Collateral Trust Mortgage notes			07/17			43	—
	Unamortized Premium and Discount – Net						(15)	(5)
	Unamortized Debt Issuance Costs						(49)	(40)
	Other						7	7
TOTAL LONG-TERM DEBT							5,813	4,836
Less Amount Due Within One Year							200	29
Long-Term Debt Excluding Amount Due Within One Year							$5,613	$4,807
Fair Value of Long-Term Debt(b)							$5,929	$5,019
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.3%	4.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $57 million at Entergy Louisiana, and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2016 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.
					FIRST
BONDS:				MATURITY	CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2016	2015
($ millions)
29364NAQ1	3.25% Series	M	3.25%	06/16	Now	MW (T + .25%)	$—	$125
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	150
29364NAR9	3.10% Series	M	3.10%	07/23	Now	MW (T + .25%)	250	250
29364NAS7	3.75% Series	M	3.75%	07/24	Now	MW (T + .15%)	100	100
29364N876	6.0% Series	M	6.00%	11/32	Now	100%	—	75
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	—	100
29364N843	6.20% Series	M	6.20%	04/40	4/15/15	100%	—	80
29364N835	6.00% Series	M	6.00%	05/51	5/1/16	100%	—	150
29364NAT5	2.85% Series	M	2.85%	06/28	Now	MW (T + .20%)	375	—
29364N108	4.90% Series	M	4.90%	10/66	10/1/21	100%	260	—
453424BS1	4.90% Series – Independence County	G(a,c)	4.90%	2022	6/2/14	101%	—	30
	Total bonds						1,135	1,060
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Cost						(13)	(14)
TOTAL LONG-TERM DEBT							1,121	1,045
Less Amount Due Within One Year							—	125
Long-Term Debt Excluding Amount Due Within One Year							$1,121	$920
Fair Value of Long-Term Debt(b)							$1,086	$1,087
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.0%	4.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2016 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			SHARES AUTHORIZED
			AND OUTSTANDING				CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2016	2015	2016	2015	2016
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	$59,920	$59,920	$6	$6	$ 104.00
29364N306	4.56% Series	4.56%	43,887	43,887	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	10	10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series	6.25%	—	1,200,000	—	30	—
	Total without sinking fund		$203,807	$1,403,807	$20	$50

ENTERGY NEW ORLEANS, INC.
					FIRST
BONDS:				MATURITY	CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2016	2015
($ millions)
29364PAM5	5.10% Series	M	5.1%	12/20	Now	MW (T + .35%)	$25	$25
29364PAN3	3.9% Series	M	3.9%	07/23	Now	MW (T + .30%)	100	100
29364PAK9	5.6% Series	M	5.6%	09/24	Now	100%	—	33
29364PAJ2	5.65% Series	M	5.65%	09/29	Now	100%	—	38
29364P509	5.0% Series	M	5.0%	12/52	12/1/17	100%	30	30
29364PAP8	4.0% Series	M	4.0%	06/26	Now	MW (T + .35%)	85	—
29364P103	5.5% Series	M	5.5%	04/66	4/1/21	100%	110	—
	Total bonds						350	226
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.7%	06/27			87	99
	Payable to Entergy Louisiana			11/35			21	26
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(9)	(7)
TOTAL LONG-TERM DEBT							449	344
Less Amount Due Within One Year							2	5
Long-Term Debt Excluding Amount Due Within One Year							$447	$339
Fair Value of Long-Term Debt(a)							$455	$351
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							4.2%	4.1%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2016 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

			SHARES AUTHORIZED
			AND OUTSTANDING				CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2016	2015	2016	2015	2016
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	$8	$8	$105
29364P202	4.36% Series	4.36%	60,000	60,000	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	6	6	102.59
	Total without sinking fund		197,798	197,798	$20	$20
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.
					FIRST		AS OF
BONDS:				MATURITY	CALL	CURRENT OR	DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2016	2015
($ millions)
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	$500	$500
29365TAC8	4.1% Series	M	4.1%	09/21	Now	MW (T + .35%)	75	75
29365TAD6	5.15% Series	M	5.15%	06/45	6/25/16	MW (T + .35%)	250	250
29365T104	5.625% Series	M	5.625%	06/64	6/19/16	100%	135	135
29365TAE4	2.55% Series	M	2.550%	06/21	Now	MW (T + .20%)	125	—
	Total bonds						1,085	960
OTHER LONG-TERM DEBT:
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			24	50
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	08/19			75	117
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	06/22			114	114
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219
	Unamortized Premium and Discount – Net						(2)	(2)
	Unamortized Debt Issuance Costs						(11)	(11)
	Other						4	5
TOTAL LONG-TERM DEBT							1,508	1,452
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,508	$1,452
Fair Value of Long-Term Debt(a)							$1,600	$1,591
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.5%	5.7%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2016 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2016	2015
($ millions)
605277AB8	5.875% Series – Mississippi Business Finance Corp.	G(a)	5.875%	2022	Now	100%	$134	$156
871911AS2	4.10% Series	M	4.1%	04/23	Now	MW (T + 0.40%)	250	250
	Total bonds						384	406
OTHER LONG-TERM DEBT:
	4.02% Series H – Variable Interest Entity Note Payable		4.02%	02/17			50	50
	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			85	85
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				34	34
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Costs						(2)	(2)
TOTAL LONG-TERM DEBT							551	573
Less Amount Due Within One Year							50	—
Long-Term Debt Excluding Amount Due Within One Year							$501	$573
Fair Value of Long-Term Debt(b)							$530	$553
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.5%	4.1%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 212 - 220 of 2016 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
				OWNED &
	OPERATED			LEASED	OPERATED
As of December 31, 2016	PLANTS	UNITS		(MW)(a)	(MW)(b)
Plants that use fuel type:
Gas/Oil	24	52		14,847	15,158
Coal	3	5		2,240	3,868
Petroleum Coke	1	2		—	204
Total Fossil	28	59		17,087	19,230
Hydro	3	7		74	153
Nuclear	4	5		5,222	5,359
Total Capability	35	71		22,383	24,742
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Certain Entergy subsidiaries jointly own electric generating facilities with affiliates or third parties, which Entergy operates for the participating parties.

UTILITY SELECTED OPERATING DATA
	2016	2015	2014	2013	2012
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	51,976	43,732	34,158	30,364	31,011
Coal	9,164	8,263	13,970	13,567	13,320
Nuclear	35,871	39,682	40,986	38,676	37,714
Hydro	184	144	142	131	108
Total Net Generation	97,195	91,821	89,256	82,739	82,153
Purchased Power:
Affiliated Companies	—	—	—	349	713
Non-affiliated Companies	31,251	34,047	35,291	33,994	32,982
Total Purchased Power	31,251	34,047	35,291	34,343	33,695
Total Sources of Energy	128,446	125,868	124,547	117,081	115,850
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	35,112	36,068	35,932	35,169	34,664
Commercial	29,197	29,348	28,827	28,547	28,724
Industrial	45,739	44,382	43,723	41,653	41,181
Governmental	2,547	2,514	2,428	2,412	2,435
Total Retail	112,595	112,312	110,910	107,781	107,004
Sales for Resale	11,054	9,274	9,462	3,020	3,200
Unbilled Energy	406	(96)	(485)	530	15
Total Electric Energy Sales	124,055	121,490	119,887	111,331	110,219
Line Losses and Company Usage	4,391	4,378	4,660	5,750	5,631
Total Uses of Energy	128,446	125,868	124,547	117,081	115,850
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,362	35,413	35,188	35,143	35,357
Commercial	28,767	29,022	28,907	28,573	28,596
Industrial	45,739	44,382	43,723	41,653	41,181
Governmental	2,540	2,509	2,430	2,413	2,426
Total Weather Adjusted Sales	112,408	111,326	110,248	107,782	107,560
Peak Demand (MW)	21,387	21,730	20,472	21,581	21,866
Operational Summer Capacity at Peak (MW)	24,656	24,504	24,367	23,802	23,407
Annual System Load Factor (%)	63	61	65	62	60
Retail Electric Sales Growth Rate (%)	0.3	1.3	2.9	0.7	(1.5)
Retail Electric Sales Weather-Adjusted Growth Rate (%)	1.0	1.0	2.3	0.2	1.9
Regional Gross Domestic Product Rate (%)	0.5	1.6	1.6	0.8	1.0
National Gross Domestic Product Rate (%)	2.0	1.6	3.3	1.6	1.3
Average Fuel Cost (cents/KWh)
Natural Gas	2.44	2.65	4.36	4.12	3.15
Nuclear Fuel	0.63	0.85	0.89	0.92	0.85
Coal	2.65	2.85	2.63	2.70	2.60
Purchased Power	3.71	3.39	5.14	4.32	3.58
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2016 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	789,472	1,195,721	458,547	231,274	612,660	—	—	3,287,674	37%
Commercial	495,455	930,024	374,426	205,846	356,057	—	—	2,361,809	27%
Industrial	445,525	1,350,484	133,951	32,787	364,614	—	—	2,327,361	26%
Governmental	18,456	66,530	38,265	69,126	24,373	—	—	216,750	2%
Total Retail	1,748,908	3,542,759	1,005,189	539,033	1,357,704	—	—	8,193,594	92%
Sales for Resale	167,149	418,060	31,408	32,843	218,007	548,372	(1,179,613)	236,225	3%
Other	170,551	165,524	58,052	14,944	39,908	(81)	(11,958)	436,939	5%
Total	2,086,608	4,126,343	1,094,649	586,820	1,615,619	548,291	(1,191,571)	8,866,758	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,327	26,210	7,852	1,792	7,795	—	—	51,976	41%
Coal	4,457	1,599	1,926	—	1,182	—	—	9,164	7%
Nuclear	13,420	17,152	—	—	—	5,299	—	35,871	28%
Hydro	184	—	—	—	—	—	—	184	—
Total Net Generation	26,388	44,961	9,778	1,792	8,977	5,299	—	97,195	76%
Purchased Power:
Affiliated Companies	1,938	6,033	2,150	3,865	6,048	—	(20,034)	—	—
Non-affiliated Companies	2,315	14,685	3,353	1,535	9,363	—		31,251	24%
Total Purchased Power	4,253	20,718	5,503	5,400	15,411	—	(20,034)	31,251	24%
Total Sources of Energy	30,641	65,679	15,281	7,192	24,388	5,299	(20,034)	128,446	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,618	13,810	5,617	2,231	5,836	—	—	35,112	31%
Commercial	5,988	11,478	4,894	2,268	4,570	—	—	29,197	26%
Industrial	6,795	28,517	2,493	441	7,493	—	—	45,739	41%
Governmental	237	794	439	794	283	—	—	2,547	2%
Total Retail	20,638	54,599	13,443	5,734	18,182	—	—	112,595	100%
Sales for Resale	8,724	9,035	1,021	1,212	5,711	5,384	(20,034)	11,054	—
Unbilled Energy	156	206	57	3	(16)	—	—	406	—
Total Electric Energy Sales	29,518	63,840	14,521	6,949	23,877	5,384	(20,034)	124,055	—
Line Losses and Company Usage	1,123	1,839	760	243	511	(85)	—	4,391	—
Total Uses of Energy	30,641	65,679	15,281	7,192	24,388	5,299	(20,034)	128,446	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.36	8.66	8.16	10.37	10.50	—	—	9.36	—
Commercial	8.27	8.10	7.65	9.08	7.79	—	—	8.09	—
Industrial	6.56	4.74	5.37	7.43	4.87	—	—	5.09	—
Governmental	7.79	8.38	8.72	8.71	8.61	—	—	8.51	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2016)
Residential	589,048	923,383	374,119	177,993	388,143	—	—	2,452,686	85%
Commercial	93,183	129,989	64,274	16,425	48,276	—	—	352,147	12%
Industrial	23,922	10,768	4,028	2,117	5,417	—	—	46,252	2%
Governmental	727	7,927	5,055	1,860	2,162	—	—	17,731	1%
Total Retail Customers	706,880	1,072,067	447,476	198,395	443,998	—	—	2,868,816	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.
	2016	2015	2014	2013	2012
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	789,472	823,983	754,513	772,059	765,564
Commercial	495,455	515,145	461,238	469,367	472,046
Industrial	445,525	477,217	424,151	432,852	439,467
Governmental	18,456	19,821	18,314	19,206	19,787
Total Retail	1,748,908	1,836,166	1,658,216	1,693,484	1,696,864
Sales for Resale	167,149	323,571	412,805	429,141	369,322
Other	170,551	93,827	101,370	67,534	60,818
Total Electric Operating Revenues	2,086,608	2,253,564	2,172,391	2,190,159	2,127,004

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,327	5,768	3,508	3,200	1,889
Coal	4,457	4,423	7,753	7,481	7,179
Nuclear	13,420	13,838	14,476	11,946	15,493
Hydro	184	144	142	131	108
Total Net Generation	26,388	24,172	25,879	22,758	24,669
Purchased Power:
Affiliated Companies	1,938	3,797	3,319	4,017	2,940
Non-affiliated Companies	2,315	4,408	3,324	4,608	4,130
Total Purchased Power	4,253	8,205	6,643	8,625	7,070
Total Sources of Energy	30,641	32,378	32,522	31,383	31,739

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,618	8,016	8,070	7,921	7,859
Commercial	5,988	6,020	5,934	5,929	6,046
Industrial	6,795	6,889	6,808	6,769	6,925
Governmental	237	235	238	241	257
Total Retail	20,638	21,160	21,050	20,860	21,087
Sales for Resale	8,724	10,219	10,301	8,929	9,019
Unbilled Energy	156	(119)	(98)	100	13
Total Electric Energy Sales	29,518	31,260	31,253	29,889	30,119
Line Losses and Company Usage	1,123	1,118	1,269	1,494	1,620
Total Uses of Energy	30,641	32,378	32,522	31,383	31,739

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.36	10.28	9.35	9.75	9.74
Commercial	8.27	8.56	7.77	7.92	7.81
Industrial	6.56	6.93	6.23	6.39	6.35
Governmental	7.79	8.43	7.69	7.97	7.70

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	589,048	587,634	585,896	585,157	583,882
Commercial	93,183	92,248	91,005	90,354	89,618
Industrial	23,922	24,303	23,996	24,198	21,295
Governmental	727	735	692	686	681
Total Retail Customers	706,880	704,920	701,589	700,395	695,476
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2016
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Cecil Lynch	2	100%	1949	—	Gas/Oil	Retired	—						—	—	—
	3	100%	1954	—	Gas/Oil	Retired
Harvey Couch	1	100%	1943	—	Gas/Oil	Retired	—						—	—	—
	2	100%	1954	—	Gas/Oil	Retired
Lake Catherine	1	100%	1950	—	Gas/Oil	Retired
	2	100%	1950	—	Gas/Oil	Retired
	3	100%	1953	—	Gas/Oil	Retired
	4	100%	1970	520	Gas/Oil	Peaking	11,299	1.1	529	226,530			339,765	81.5	27,704
Hamilton Moses	1	100%	1951	—	Gas/Oil	Retired	—						—	—	—
	2	100%	1951	—	Gas/Oil	Retired
Mabelvale	1	100%	1970	—	Gas/Oil	Retired	—						5	101,669.2	508
	2	100%	1970	—	Gas/Oil	Retired
	3	100%	1970	—	Gas/Oil	Retired
	4	100%	1970	—	Gas/Oil	Retired
Robert Ritchie	1	100%	1961	—	Gas/Oil	Retired	—						—	—	—
	3	100%	1970	—	Gas/Oil	Retired	—						—	—	—
Ouachita	1	100%	2002	256	Gas	Intermediate	7,307	3	61	538,485		Dry LNB, SCR	2,689,274	26.8	71,972
	2	100%	2002	253	Gas	Intermediate		3	70	536,163		Dry LNB, SCR
Hot Spring	1	100%	2002	609	Gas	Intermediate	7,395	6	86	1,213,128		Dry LNB, SCR	2,936,301	27.3	80,189
Independence	1	31.5%	1983	263	Coal	Base	10,392	3,400	1,560	1,241,599	15	OFA, ESP, ACI	1,220,591	28.3	34,512
White Bluff	1	57%	1980	465	Coal	Base	10,761	4,551	2,633	1,702,209	26	OFA, ESP, ACI	3,270,090	34.1	111,480
	2	57%	1981	468	Coal	Base		5,901	2,907	2,131,143	33	OFA, ESP, ACI
Cecil Lynch	Diesel	100%	1967	—	Oil	Retired	—						—	—	—
Carpenter	1	100%	1932	31	Hydro	Peaking	—						141,579	10.7	1,522
	2	100%	1932	31	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking	—						43,943	18.8	825
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	507	Gas	Intermediate	7,354	5	122	1,249,025		Dry LNB, SCR	2,374,273	23.1	54,960
Arkansas
Nuclear One	1	100%	1974	833	Nuclear PWR(c)	Base	10,377						13,420,015	27.0	362,050
	2	100%	1980	985	Nuclear PWR(c)	Base
Total				5,231				13,870	7,968	8,838,242	74		28,435,835	28.2	745,723
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

(c) PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Total may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2016	2015	2014	2013	2012
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,195,721	1,292,903	1,358,221	1,303,928	1,075,768
Commercial	930,024	987,464	1,044,352	1,002,987	831,592
Industrial	1,350,484	1,418,773	1,569,202	1,457,013	1,122,991
Governmental	66,530	67,560	69,212	67,234	56,462
Total Retail	3,542,759	3,766,700	4,040,987	3,831,162	3,086,813
Sales for Resale	418,060	442,172	506,478	369,316	413,297
Other	165,524	152,652	121,349	139,795	119,498
Total Electric Operating Revenues	4,126,343	4,361,524	4,668,814	4,340,273	3,619,608

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	26,210	22,450	16,421	12,873	15,303
Coal	1,599	1,462	1,995	2,006	2,033
Nuclear	17,152	15,301	17,311	16,955	15,659
Hydro	—	—	—	—	—
Total Net Generation	44,961	39,213	35,727	31,834	32,995
Purchased Power:
Affiliated Companies	6,033	10,001	9,863	13,291	12,063
Non-affiliated Companies	14,685	15,241	17,132	15,115	15,589
Total Purchased Power	20,718	25,242	26,995	28,406	27,652
Total Sources of Energy	65,679	64,455	62,722	60,240	60,647

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	13,810	14,399	14,415	14,026	13,879
Commercial	11,478	11,700	11,555	11,402	11,399
Industrial	28,517	27,713	27,025	25,734	25,306
Governmental	794	756	732	723	707
Total Retail	54,599	54,568	53,727	51,885	51,291
Sales for Resale	9,035	8,270	7,291	6,147	7,432
Unbilled Energy	206	10	(197)	268	43
Total Electric Energy Sales	63,840	62,848	60,821	58,300	58,766
Line Losses and Company Usage	1,839	1,607	1,901	1,940	1,881
Total Uses of Energy	65,679	64,455	62,722	60,240	60,647

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.66	8.98	9.42	9.30	7.75
Commercial	8.10	8.44	9.04	8.80	7.30
Industrial	4.74	5.12	5.81	5.66	4.44
Governmental	8.38	8.94	9.46	9.30	7.99

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	923,383	916,095	927,579	922,438	915,710
Commercial	129,989	129,343	129,654	128,496	127,125
Industrial	10,768	10,629	10,805	10,533	10,293
Governmental	7,927	7,892	7,607	7,549	7,502
Total Retail Customers	1,072,067	1,063,959	1,075,645	1,069,016	1,060,630
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2016
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	551	Gas	Intermediate	7,303	8	119	1,521,589		SCR	3,565,954	24.0	85,743
Buras	8	100%	1971	12	Gas/Oil	Peaking	17,810						8,856	132.4	1,172
Little Gypsy	1	100%	1961	—	Gas/Oil	Retired	11,071						2,521,700	36.3	91,633
	2	100%	1966	412	Gas/Oil	Intermediate		4	1,439	868,627		Reburn
	3	100%	1969	516	Gas/Oil	Intermediate		4	3,263	795,218		Reburn
Monroe	10	100%	1961	—	Gas	Retired							—	—	—
	11	100%	1965	—	Gas	Retired
	12	100%	1968	—	Gas	Retired
Ninemile Point	1	100%	1951	—	Gas/Oil	Retired	10,517						5,028,689	33.1	166,589
	2	100%	1953	—	Gas/Oil	Retired
	3	100%	1955	—	Gas/Oil	Retired			31	19,610
	4	100%	1971	675	Gas/Oil	Intermediate		8	6,145	1,580,860
	5	100%	1973	761	Gas/Oil	Intermediate		7	5,688	1,471,767
	6	100%	2014	560	Gas/Oil	Intermediate	6,822	8	177	1,531,044		SCR, Steam Injection	4,189,984	23.8	99,833
Perryville	1	100%	2002	536	Gas	Intermediate	7,151	7	154	1,349,230		Dry LNB, SCR	3,196,662	24.9	79,676
	2	100%	2001	155	Gas	Peaking			9	24,408		Dry LNB
Sterlington	6	100%	1958	—	Gas/Oil	Retired	12,226						3,216	374.1	1,203
	7	100%	1974	53	Gas/Oil	Peaking			9	2,223
Waterford	1	100%	1975	410	Gas/Oil	Intermediate	11,159	1	322	210,832		Low NOx Cell Burner, Combus Mod/Fuel Reburn	871,906	45.7	39,887
	2	100%	1975	411	Gas/Oil	Intermediate		2	590	341,923		Low NOx Cell Burner, Combus Mod/Fuel Reburn
	4	100%	2009	33	Oil	Peaking		1	3	3,666		Steam Injection
LA Station 2	10	100%	1950	—	Gas	Reserve	—						—	—	312
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Willow Glen	1	100%	1960	—	Gas/Oil	Retired	10,918						117,544	85.4	10,043
	2	100%	1964	—	Gas/Oil	Reserve			11	12,932
	3	100%	1968	—	Gas	Retired						ESP
	4	100%	1973	—	Gas/Oil	Reserve			130	60,849
	5	100%	1976	—	Gas/Oil	Retired
Roy S. Nelson	3	100%	1960	—	Gas/Oil	Retired	11,473						347,340	50.5	17,556
	4	100%	1970	425	Gas/Oil	Reserve		1	268	241,397		Combus Mod/Fuel Reburn
Calcasieu	1	100%	2000	142	Gas	Peaking	10,379	1	151	190,518		Dry LNB	425,664	53.0	22,553
	2	100%	2001	157	Gas	Peaking			51	84,306		Dry LNB
Ouachita	3	100%	2002	250	Gas	Intermediate	7,284	3	65	487,760		Dry LNB, SCR	1,223,924	26.9	32,984
Roy S. Nelson	6	40%	1982	221	Coal	Base	12,065	3,419	1,065	1,137,569	15	LNB w/ Sep OFA, ESP, ACI	893,784	38.7	34,556
Big Cajun 2	3	24%	1983	138	Coal	Base	11,119	2,519	459	834,107	6	LNB w/ OFA, ESP, ACI	711,717	34.6	24,609
River Bend	1	100%	1986	967	Nuclear BWR(c)	Base	10,940						7,055,069	27.6	194,597
Waterford	3	100%	1985	1,165	Nuclear PWR(c)	Base	10,784						10,096,757	22.5	227,650
Union Power Station	3	100%	2003	510	Gas	Intermediate	7,326	6	93	956,555		Dry LNB, SCR	4,830,125	24.0	115,861
	4	100%	2003	511	Gas	Intermediate		6	104	1,044,321		Dry LNB, SCR
Total				9,572				6,005	20,346	14,771,311	21		45,088,889	27.6	1,246,457
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

(c) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.
	2016	2015	2014	2013	2012
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	458,547	565,514	585,371	526,618	453,707
Commercial	374,426	465,517	480,754	432,240	381,346
Industrial	133,951	163,651	174,615	155,742	140,460
Governmental	38,265	46,537	46,863	41,967	36,289
Total Retail	1,005,189	1,241,219	1,287,604	1,156,567	1,011,802
Sales for Resale	31,408	85,387	166,238	116,514	46,962
Other	58,052	70,379	70,351	61,459	61,601
Total Electric Operating Revenues	1,094,649	1,396,985	1,524,193	1,334,540	1,120,366

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,852	6,232	6,113	7,240	6,305
Coal	1,926	1,297	2,747	2,597	2,605
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	9,778	7,529	8,860	9,837	8,910
Purchased Power:
Affiliated Companies	2,150	4,812	4,114	4,818	4,415
Non-affiliated Companies	3,353	3,470	3,780	1,428	1,393
Total Purchased Power	5,503	8,282	7,894	6,246	5,808
Total Sources of Energy	15,281	15,811	16,754	16,083	14,718

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,617	5,661	5,672	5,629	5,550
Commercial	4,894	4,913	4,821	4,815	4,915
Industrial	2,493	2,283	2,297	2,265	2,400
Governmental	439	433	414	409	408
Total Retail	13,443	13,290	13,204	13,118	13,273
Sales for Resale	1,021	1,679	2,850	1,847	497
Unbilled Energy	57	(72)	(32)	19	24
Total Electric Energy Sales	14,521	14,897	16,022	14,984	13,794
Line Losses and Company Usage	760	914	732	1,099	924
Total Uses of Energy	15,281	15,811	16,754	16,083	14,718

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.16	9.99	10.32	9.36	8.17
Commercial	7.65	9.48	9.97	8.98	7.76
Industrial	5.37	7.17	7.60	6.88	5.85
Governmental	8.72	10.75	11.31	10.26	8.91

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	374,119	372,194	370,265	369,686	368,660
Commercial	64,274	63,890	63,306	62,867	63,083
Industrial	4,028	3,959	3,847	3,752	3,598
Governmental	5,055	5,009	4,962	4,864	4,419
Total Retail Customers	447,476	445,052	442,380	441,169	439,760
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2016
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	457	Gas	Intermediate	7,126	6	118	1,257,874	—	Dry LNB, SCR	3,063,102	23.8	73,037
Hinds	1	100%	2001	454	Gas	Intermediate	7,039	7	120	1,342,373	—	Dry LNB, SCR	3,272,819	23.4	76,432
Baxter Wilson	1	100%	1967	547	Gas/Oil	Peaking	11,184	1	67	35,862	—		630,508	63.5	40,029
	2	100%	1971	678	Gas/Oil	Peaking		2	1,484	392,845	—	Combus Mod/Fuel Reburn
Delta	1	100%	1953	—	Gas/Oil	Retired	—				—		—	—	—
	2	100%	1953	—	Gas/Oil	Retired					—
Gerald Andrus	1	100%	1975	732	Gas/Oil	Peaking	11,520	2	764	439,693	—	OFA	641,278	47.5	30,470
Natchez	1	100%	1951	—	Gas/Oil	Retired	—				—		—	—	—
Rex Brown	1	100%	1948	—	Gas	Retired	11,908				—		277,548	49.1	13,635
	3	100%	1951	24	Gas/Oil	Peaking		—	9	11,927	—
	4	100%	1959	202	Gas/Oil	Peaking		1	557	241,933	—
	5	100%	1968	9	Oil	Peaking					—
Independence	1	25%	1983	209	Coal	Base	10,691	2,698	1,238	985,364	12	OFA, ESP, ACI	1,930,165	29.7	57,362
	2	25%	1984	211	Coal	Base		2,944	1,228	1,073,396	18	OFA, ESP, ACI
Total				3,522				5,661	5,585	5,781,267	30		9,815,419	29.6	290,965
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.
	2016	2015	2014	2013	2012
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	231,274	219,788	228,913	221,007	194,628
Commercial	205,846	186,272	195,900	193,391	173,453
Industrial	32,787	30,523	33,022	35,178	31,607
Governmental	69,126	64,634	67,761	68,273	64,341
Total Retail	539,033	501,217	525,596	517,849	464,029
Sales for Resale	32,843	66,114	81,700	27,472	44,732
Other	14,944	16,991	17,792	19,310	14,146
Total Electric Operating Revenues	586,820	584,322	625,088	564,631	522,907

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,792	1,742	2,003	1,500	2,344
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	1,792	1,742	2,003	1,500	2,344
Purchased Power:
Affiliated Companies	3,865	4,358	3,344	3,915	3,385
Non-affiliated Companies	1,535	1,478	1,818	926	924
Total Purchased Power	5,400	5,836	5,162	4,841	4,309
Total Sources of Energy	7,192	7,578	7,165	6,341	6,653

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,231	2,301	2,262	2,152	2,060
Commercial	2,268	2,257	2,181	2,130	2,105
Industrial	441	463	455	484	487
Governmental	794	825	783	778	806
Total Retail	5,734	5,846	5,681	5,544	5,458
Sales for Resale	1,212	1,655	1,397	531	1,013
Unbilled Energy	3	30	(35)	28	(2)
Total Electric Energy Sales	6,949	7,531	7,043	6,103	6,469
Line Losses and Company Usage	243	47	122	238	184
Total Uses of Energy	7,192	7,578	7,165	6,341	6,653

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.37	9.55	10.12	10.27	9.45
Commercial	9.08	8.25	8.98	9.08	8.24
Industrial	7.43	6.59	7.26	7.27	6.49
Governmental	8.71	7.83	8.65	8.78	7.98

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	177,993	176,223	173,067	170,202	167,207
Commercial	16,425	16,356	16,080	15,854	15,591
Industrial	2,117	2,246	2,206	2,255	2,205
Governmental	1,860	1,886	1,888	1,827	1,845
Total Retail Customers	198,395	196,711	193,241	190,138	186,848
Totals may not foot due to rounding.
On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's data presented above.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2016
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Michoud	1	100%	1957	—	Gas/Oil	Retired	11,499
	2	100%	1963	—	Gas/Oil	Retired			24	11,828	—
	3	100%	1967	—	Gas/Oil	Retired			4	4,142	—	Combus Mod/Fuel Reburn
Union Power Station	1	100%	2003	512	Gas	Intermediate	6,925	4	78	760,640		Dry LNB, SCR	1,775,833	28.0	49,735
Total				512				4	106	776,610			1,775,833	28.0	49,735
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2016	2015	2014	2013	2012
ELECTRIC OPERATING REVENUES ($ thousands)	548,291	632,405	664,364	735,089	622,118

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—		—	—	—
Coal	—		—	—	—
Nuclear	5,299	10,543	9,199	9,775	6,562
Hydro	—		—	—	—
Total Net Generation	5,299	10,543	9,199	9,775	6,562
Purchased Power	—		—	—	—
Total Sources of Energy	5,299	10,543	9,199	9,775	6,562

USES OF ENERGY (GWh)
Electric Energy Sales	5,384	10,547	9,219	9,794	6,602
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(85)	(4)	(20)	(19)	(40)
Total Uses of Energy	5,299	10,543	9,199	9,775	6,562
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2016
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,272	Nuclear BWR(b)	Base	10,671	—	—	—	—		5,383,561	29.9	160,760
Total				1,272									5,383,561	29.9	160,760
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize. Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,409 MW.

(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2016	2015	2014	2013	2012
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	612,660	632,667	654,064	596,396	553,107
Commercial	356,057	369,155	383,662	327,299	325,342
Industrial	364,614	372,217	421,913	324,767	299,441
Governmental	24,373	25,356	26,266	23,535	22,940
Total Retail	1,357,704	1,399,395	1,485,905	1,271,997	1,200,830
Sales for Resale	218,007	273,469	338,976	416,285	348,783
Other	39,908	34,339	27,101	40,517	31,883
Total Electric Operating Revenues	1,615,619	1,707,203	1,851,982	1,728,799	1,581,496

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,795	7,539	6,113	5,551	5,170
Coal	1,182	1,081	1,475	1,483	1,503
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	8,977	8,620	7,588	7,034	6,673
Purchased Power:
Affiliated Companies	6,048	6,235	5,859	5,538	5,754
Non-affiliated Companies	9,363	9,751	9,750	12,381	11,423
Total Purchased Power	15,411	15,986	15,609	17,919	17,177
Total Sources of Energy	24,388	24,607	23,197	24,953	23,850

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,836	5,889	5,810	5,726	5,604
Commercial	4,570	4,548	4,471	4,402	4,396
Industrial	7,493	7,036	7,140	6,404	6,066
Governmental	283	276	277	282	278
Total Retail	18,182	17,749	17,698	16,814	16,344
Sales for Resale	5,711	6,107	4,963	6,999	6,530
Unbilled Energy	(16)	55	(123)	115	(64)
Total Electric Energy Sales	23,877	23,911	22,538	23,928	22,810
Line Losses and Company Usage	511	696	659	1,025	1,040
Total Uses of Energy	24,388	24,607	23,197	24,953	23,850

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.50	10.74	11.26	10.42	9.87
Commercial	7.79	8.12	8.58	7.44	7.40
Industrial	4.87	5.29	5.91	5.07	4.94
Governmental	8.61	9.19	9.48	8.35	8.25

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	388,143	379,838	373,436	368,347	364,997
Commercial	48,276	47,003	46,371	45,825	45,247
Industrial	5,417	5,435	5,415	5,143	4,932
Governmental	2,162	2,377	2,334	2,310	2,271
Total Retail Customers	443,998	434,653	427,556	421,625	417,447
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2016
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	164	Coal	Base	12,065	2,527	787	840,812	4	LNB w/ Dep OFA, ESP, ACI	660,627	39.0	25,788
Big Cajun 2	3	18%	1983	101	Coal	Base	11,118	1,862	339	616,514	4	LNB w/ OFA, ESP, ACI	526,055	34.5	18,165
Lewis Creek	1	100%	1970	250	Gas/Oil	Intermediate	10,616	4	123	621,705		SCR	2,365,136	31.2	73,908
	2	100%	1971	250	Gas/Oil	Intermediate		2	169	793,729		SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	11,095	2	672	435,160			5,466,869	33.9	185,379
	2	100%	1962	—	Gas/Oil	Retired		—	46	40,071		Combus Mod/Fuel Reburn
	3	100%	1966	387	Gas/Oil	Intermediate		4	577	779,689		LNB w/ Sep OFA
	4	100%	1974	459	Gas	Intermediate		6	1,381	1,244,678		Combus Mod/Fuel Reburn
	5	100%	1979	449	Gas/Oil	Intermediate		5	727	922,914		LNB w/ Closed-coupled OFA
Total				2,272				4,412	4,821	6,295,272	8		9,018,687	33.6	303,241
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2012 – 2016 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2016	2015	2014	2013	2012
ANO	82.8	90.8	89.8	79.5	93.7
Grand Gulf	71.3	88.6	84.4	74.6	77.3
River Bend	83.0	89.2	92.6	90.0	90.3
Waterford 3	87.9	88.0	92.9	80.7	85.6
Entergy Southeast Average	81.5	89.5	89.9	80.8	88.1
Industry Average	92.7	92.0	90.4	89.1	86.8

The following table shows plant performance for 2016 and averages for four three-year periods.

PRODUCTION COST ($/MWh) (a)	2016	2013-2015	2012-2014	2011-2013	2010–2012
ANO	27.0	24.8	23.2	22.4	20.6
Grand Gulf	30.2	23.9	26.2	24.9	23.1
River Bend	27.5	27.2	26.0	25.7	24.6
Waterford 3	22.6	25.7	25.1	24.0	22.2
Entergy Southeast Average	26.4	25.2	24.9	24.0	22.3
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/34	7/17/38	11/1/44	8/29/25	12/18/24
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	9/24/16 –	3/29/17 –	2/19/16 –	1/28/17 –	4/15/17 –
	12/14/16	TBD (d)	3/28/16	3/13/17	6/2/17
Number of Days	82	TBD (d)	39	44	48
Next Scheduled Refueling	Spring 18	Fall 18	Spring 18	Spring 19	Spring 19
2016 Capability Factor (%)	84.0	81.5	71.3	83.0	87.9
($ in millions as of December 31, 2016)
Net Book Value	1,369(b)		1,758	1,418(c)	2,207
Decommissioning Trust Fair Values	835(b)		780	713(c)	428
Decommissioning Liability	912(b)		854	485(c)	566
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

(d) As of 5/31/17, ANO Units 2 outage was still in process.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
			PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairperson			Republican	1/15	1/21
Kimberly A. O'Guinn			Republican	1/17	1/23
Elana C. Wills			Nonpartisan	1/11	1/19
LOUISIANA
Eric Skrmetta - Chairperson			Republican	1/09	12/20
Damon J. Baldone			Democrat	6/17	12/17
Lambert C. Boissiere, III			Democrat	1/05	12/22
Foster L. Campbell, Jr.			Democrat	1/03	12/22
Mike Francis			Republican	11/16	12/22
MISSISSIPPI
Brandon Presley – Chairperson			Democrat	1/08	12/19
Cecil Brown – Vice-Chairperson			Democrat	1/16	12/19
Sam Britton			Republican	1/16	12/19
NEW ORLEANS
Jason Rogers Williams - Chairperson of Utility Committee			Democrat	5/14	5/18
Jared Brossett			Democrat	5/14	5/18
LaToya Cantrell			Democrat	12/12	5/18
James Gray II			Democrat	12/12	5/18
Susan Guidry			Democrat	5/10	5/18
Stacy Head			Democrat	5/06	5/18
Nadine Ramsey			Democrat	5/14	5/18
TEXAS
Kenneth W. Anderson Jr.			Republican	9/08	8/17
Brandy Marty Marquez			Republican	8/13	9/19
Vacant			N/A	N/A	N/A
As of 6/1/2017

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS ($ millions)
	2016					2015					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	79.0	250.3	7.7	(1,832.3)	(1,495.3)	122.9	(4.1)	(1,032.0)	(154.7)	(1,067.8)	(427.5)
NON-GAAP MEASURES
Operational Adjusted EBITDA	219	58	135	68	480	254	62	129	70	515	(35)
Operational Earnings	91.9	240.7	35.2	(7.7)	360.0	127.5	(3.0)	31.7	28.3	184.6	175.4

EWC ANNUAL FINANCIAL METRICS ($ millions)
	2016	2015	2014	2013	2012
GAAP MEASURES
As-Reported Earnings	(1,495.3)	(1,067.8)	292.3	42.9	40.4
NON-GAAP MEASURES
Operational Adjusted EBITDA	480	515	950	553	618
Operational Earnings	360.0	184.6	394.1	262.7	263.9

EWC QUARTERLY OPERATIONAL METRICS
	2016					2015					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	4,880	4,880	4,880	4,800	4,800	5,463	5,463	5,463	4,880	4,880	(2)%
GWh billed	9,246	7,866	9,372	9,397	35,881	9,592	9,578	10,440	10,135	39,745	(10)%
As-reported net revenue ($ millions)	466	293	396	387	1,542	527	350	410	379	1,666	(7)%
Operational net revenue ($ millions)	466	293	388	354	1,501	527	350	410	379	1,666	(10)%
EWC Nuclear
Capacity Factor	90%	76%	90%	91%	87%	90%	89%	92%	94%	91%	(4)%
GWh billed	8,688	7,308	8,674	8,881	33,551	8,618	8,555	9,125	9,561	35,859	(6)%
Production cost per MWh (b)	$21.91	$23.06	$23.77	$23.00	$22.93	$25.61	$26.21	$26.90	$22.63	$25.30	(9)%
As-reported net revenue ($ millions)	464	290	396	382	1,533	511	336	395	371	1,613	(5)%
Operational net revenue ($ millions)	464	290	388	349	1,492	511	336	395	371	1,613	(8)%
Totals may not foot due to rounding.
(a) Rhode Island State Energy Center (583 MW) was sold in December 2015 and investment in wind generation (80 MW) was sold in November 2016.
(b) Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC ANNUAL OPERATIONAL METRICS
	2016	2015	2014	2013	2012
Owned Capacity (MW) (a)	4,800	4,880	6,068	6,068	6,612
GWh billed	35,881	39,745	44,424	45,127	46,178
As-reported net revenue ($ millions)	1,542	1,666	2,224	1,802	1,854
Operational net revenue ($ millions)	1,501	1,666	2,224	1,802	1,854
EWC Nuclear
Capacity Factor	87%	91%	91%	89%	89%
GWh billed	33,551	35,859	40,253	40,167	41,042
Production cost per MWh (b)	$22.93	$25.30	$26.44	$26.35	$26.19
As-reported net revenue ($ millions)	1,533	1,613	2,166	1,737	1,957
Operational net revenue ($ millions)	1,492	1,613	2,166	1,737	1,957
Totals may not foot due to rounding.
(a) Vermont Yankee (605 MW) ceased power production on 12/29/14, RISEC (583 MW) was sold in December 2015 and investment in wind generation (80 MW) was sold in November 2016.
(b) Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
	OPERATED (a)			OWNED CAPACITY
As of December 31, 2016	PLANTS	UNITS	MW	MW	%
Gas/Oil	—	—	—	213	4
Coal	—	—	—	181	4
Total Fossil	—	—	—	394	8
Nuclear (b)	5	6	5,206	4,406	92
Total Capacity	5	6	5,206	4,800	100
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.
(b) Includes FitzPatrick, which was sold on 3/31/17.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS
				PILGRIM
	INDIAN POINT		PALISADES	NUCLEAR
	ENERGY CENTER		NUCLEAR	POWER
	UNIT 2	UNIT 3	PLANT	STATION (a)
Entergy Purchase Date	9/6/01	11/21/00	4/11/07	7/13/99
Commercial Operation Date	August 74	August 76	December 71	December 72
License Expiration Date	9/28/13 (b)	12/12/15 (b)	3/24/31	6/8/32
Architect/Engineer	United Engineers & Constructors	United Engineers & Constructors	Combustion Engineering	Bechtel Power
Reactor Manufacturer	Westinghouse	Westinghouse	Combustion Engineering	General Electric
Reactor Type	PWR	PWR	PWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	General Electric
Net MWs in Operation (MW)	1,028	1,041	811	688
Refueling Data:
Last Date	3/7/16 –	3/13/17 –	4/23/17 –	4/9/17 –
	6/16/16	5/18/17	5/20/17	5/22/17
Number of Days	102	66	27	43
Next Scheduled Refueling	Spring 18	Spring 19
2016 Capacity Factor	67%	99%	99%	91%
Net Book Value of Plant and Related Assets	214	215	201	72
($ in millions as of December 31, 2016)
Capacity Zone (ICAP/UCAP)	NYISO Lower Hudson Valley	NYISO Lower Hudson Valley	MISO	NEPOOL
Nearest Market Hub	Zone G (c)	Zone G (c)	Indiana	Mass Hub
(a) Shutdown of Pilgrim is planned for 5/31/19.
(b) Indian Point Unit 2 began operating under timely renewal on 9/28/13; Unit 3 began operating under timely renewal on 12/13/15.
(c) Indian Point physically located in NYISO Zone H.

EWC NUCLEAR PLANT ADDITIONAL INFORMATION
				PALISADES	PILGRIM
	INDIAN POINT			NUCLEAR	NUCLEAR	VERMONT
	UNIT 1	UNIT 2	UNIT 3	PLANT	STATION	YANKEE
Decommissioning Trust Asset	443	564	785	412	960	584 (a)
Decommissioning Liability	208	653	641	538 (b)	602	471
($ in millions as of December 31, 2016)
Planned closing date	n/a (c)	4/30/20	4/30/21	10/1/18	5/31/19	n/a (d)
(a) Vermont Yankee trust asset includes site restoration trust fund.
(b) Includes $38 million for Big Rock Point.
(c) Indian Point 1 has been shut down and in safe storage since the 1970s.
(d) Vermont Yankee plant ceased power production on 12/29/14.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	14%	121	842	Coal
Nelson 6	SERC	1982	11%	60	550	Coal
RS Cogen	SERC	2002	50%	213	425	CCGT Cogen
Total				394	1,817

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	1,693	706	616,988	10	OFA, ESP, ACI
Nelson 6	Base	885	288	308,062	4	LNB w Sep OFA, ESP, ACI
RS Cogen	Base	5	402	909,345	—	Dry LNB/SCR
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2 or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL
LONG-TERM DEBT:
NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD			TOTAL ENDING		TOTAL
		INTEREST	RELATED TO	INTEREST		LONG-TERM		INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE		DEBT		EXPENSE
2010	137,026	7,255	18,945	1,173		155,971		8,428
2011	123,669	6,643	9,694	750		133,363		7,393
2012	109,681	6,012	—	305		109,681		6,317
2013	95,011	5,331	—	—		95,011		5,331
2014	79,638	4,627	—	—		79,638		4,627
2015	29,262	2,972	—	—		29,262		2,972
2016	—	887	—	—		—		887
In August 2016, Entergy entered into a trust transfer agreement with NYPA to transfer the decommissioning trust funds and decommissioning liabilities for the Indian Point 3 and FitzPatrick plants to Entergy. As part of the trust transfer agreement, the original decommissioning agreements were amended, and the Entergy subsidiaries' obligation to make additional license extension payments to NYPA was eliminated.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)		2016	2015		MATURITY		RATE

RS Cogen Senior Project Debt
Bank Portion(a)		$13	$19		10/17/18		LIBOR + 2.25%
Institutional Portion		$38	$38		10/15/22		Fixed 8.73%
RS Cogen Subordinated Debt(b)		$22	$20		10/17/17		LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,		RATE	2016	2015
		2.17%	44.5	12

			SHARES OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)		RATE	2016	2015	2016	2015

Without Sinking Fund:
Entergy Finance Holding, Inc.		8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund			250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned and operated by EWC; investment in wind generation was sold in November 2016
Production cost per MWh	Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items
Billed electric energy sales (GWh billed)
Total number of GWh billed to customers and financially-settled instruments (does not include amounts from investment in wind generation that was accounted for under the equity method of accounting and which was sold in November 2016)

Capability factor
The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages

Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for a scheduled refueling and maintenance outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
As-reported non-fuel O&M	Operation and maintenance expenses excluding fuel, fuel-related expenses and gas purchased for resale and purchased power
As-reported net revenue	Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net
Return on average invested capital (ROIC) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Book value per share	End of period common equity divided by end of period shares outstanding
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers, including Entergy Nuclear Vermont Yankee
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper and capital leases on the balance sheet
Debt of joint ventures - Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Total debt divided by total capitalization
Securitization debt
Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas and Hurricane Isaac at Entergy New Orleans; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported net income attributable to Entergy Corporation or subsidiary adjusted to exclude the effects of special items
Operational adjusted EBITDA
Earnings before interest, depreciation and amortization and income taxes excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items; for Entergy consolidated, also excludes AFUDC-equity funds and subtracts securitization proceeds

Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding effects of special items and weather and normalizing for income tax
Operational net revenue	Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net excluding the effects of special items
Operational non-fuel O&M	Operation and maintenance expenses excluding fuel, fuel-related expenses and gas purchased for resale and purchased power excluding the effects of special items
Common dividend payout – operational	Common dividend paid per share divided by operational earnings per share
Return on average invested capital (ROIC) – operational	12-months rolling operational net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – operational	12-months rolling operational net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – operational	12-months rolling operational net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and revolver capacity
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Parent debt to total debt, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of total debt excluding securitization debt
Debt to operational EBITDA, excluding securitization debt	End of period total debt excluding securitization debt divided by 12-months rolling operational adjusted EBITDA
Operational FFO
Funds from operations; net cash flow provided by operations less AFUDC-borrowed funds, working capital items in operating cash flow (receivables, fuel inventory, accounts payable, prepaid taxes and taxes accrued, interest accrued and other working capital accounts) and securitization regulatory charge, excluding effects of special items

Operational FFO to debt, excluding securitization debt	12-months rolling operational FFO as a percentage of end of period total debt excluding securitization debt

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported net income (loss) attributable to Entergy Corporation (A)	(584)	(177)	941	712	847
Preferred dividends	19	20	20	19	22
Tax-effected interest expense	410	396	386	371	350
As-reported net income (loss) attributable to Entergy Corporation
adjusted for preferred dividends and tax-effected interest expense (B)	(155)	239	1,347	1,102	1,219

Special items (C)	(1,855)	(1,253)	(109)	(245)	(262)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,700	1,492	1,456	1,347	1,481

Operational earnings (A-C)	1,271	1,076	1,050	957	1,109

Average invested capital (D)	23,492	23,827	23,864	23,167	22,180

Average common equity (E)	8,669	9,632	9,820	9,415	9,079

($ per share)
As-Reported earnings per share (N)	(3.26)	(0.99)	5.22	3.99	4.76

Operational earnings per share (O)	7.11	6.00	5.83	5.36	6.23

Common dividend paid per share (P)	3.42	3.34	3.32	3.32	3.32

(%)
ROIC – As-Reported (B/D)	(0.7)	1.0	5.6	4.8	5.5
ROIC – Operational ((B-C)/D)	7.2	6.3	6.1	5.8	6.7

ROE – As-Reported (A/E)	(6.7)	(1.8)	9.6	7.6	9.3
ROE – Operational ((A-C)/E)	14.7	11.2	10.7	10.2	12.2

Common dividend payout – As-Reported % (P/N)	(105)	(339)	64	83	70
Common dividend payout – Operational % (P/O)	48	56	57	62	53
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q15-4Q16

($ millions)	1Q16	2Q16	3Q16	4Q16	1Q15	2Q15	3Q15	4Q15
As-reported net income (loss) attributable to Entergy Corporation (A)	(245)	174	1,285	(584)	838	797	(156)	(177)
Preferred dividends	20	21	21	19	20	20	19	20
Tax-effected interest expense	398	404	407	410	389	391	396	396
As-reported net income (loss) attributable to Entergy Corporation
adjusted for preferred dividends and tax-effected interest expense (B)	173	599	1,713	(155)	1,247	1,208	259	239

Special items (C)	(1,261)	(1,250)	(212)	(1,855)	(105)	(95)	(1,085)	(1,253)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,434	1,849	1,925	1,700	1,352	1,303	1,344	1,492

Operational earnings (A-C)	1,016	1,424	1,497	1,271	943	892	929	1,076

Average invested capital (D)	24,627	24,617	24,443	23,492	24,298	24,190	23,819	23,827

Average common equity (E)	9,747	9,958	9,613	8,669	10,041	10,110	9,653	9,632

(%)
ROIC – As-Reported (B/D)	0.7	2.4	7.0	(0.7)	5.1	5.0	1.1	1.0
ROIC – Operational ((B-C)/D)	5.8	7.5	7.9	7.2	5.6	5.4	5.6	6.3

ROE – As-Reported (A/E)	(2.5)	1.7	13.4	(6.7)	8.3	7.9	(1.6)	(1.8)
ROE – Operational ((A-C)/E)	10.4	14.3	15.6	14.7	9.4	8.8	9.6	11.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
Total debt (A)	15,275	13,850	13,917	13,562	13,358
Less securitization debt (B)	661	775	777	883	973
Total debt, excluding securitization debt (A-B)	14,614	13,075	13,140	12,679	12,385
Less cash and cash equivalents (C)	1,188	1,351	1,422	739	533
Net debt, excluding securitization debt (A-B-C)	13,426	11,724	11,718	11,940	11,852
Total capitalization (D)	23,560	23,425	24,229	23,499	22,836
Less securitization debt (E)	661	775	777	883	973
Total capitalization, excluding securitization debt (D-E)	22,899	22,650	23,452	22,616	21,863
Less cash and cash equivalents (F)	1,188	1,351	1,422	739	533
Net capitalization, excluding securitization debt (D-E-F)	21,711	21,299	22,030	21,877	21,330
(%)
Debt to capital (A/D)	64.8	59.1	57.4	57.7	58.5
Debt to capital, excluding securitization debt ((A-B)/D-E))	63.8	57.7	56.0	56.1	56.6
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	61.8	55.0	53.2	54.6	55.6

Revolver capacity (G)	3,720	3,582	3,592	3,977	3,462

Gross liquidity (C+G)	4,908	4,933	5,014	4,716	3,995

Entergy Corporation notes:
Due September 2015	—	—	550	550	550
Due January 2017	—	500	500	500	500
Due September 2020	450	450	450	450	450
Due July 2022	650	650	—	—	—
Due September 2026	750	—	—	—	—
Total parent long-term debt (H)	1,850	1,600	1,500	1,500	1,500
Revolver draw (I)	700	835	695	255	795
Commercial paper (J)	344	422	484	1,045	665

Total parent debt (H)+(I)+(J)	2,894	2,857	2,679	2,800	2,960

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J))/(A-B)	19.8	21.9	20.4	22.1	23.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q15-4Q16

($ millions)	1Q16	2Q16	3Q16	4Q16	1Q15	2Q15	3Q15	4Q15
Total debt (A)	15,092	14,837	15,073	15,275	14,044	13,858	14,144	13,850
Less securitization debt (B)	752	716	698	661	762	734	814	775
Total debt, excluding securitization debt (A-B)	14,340	14,121	14,375	14,614	13,282	13,124	13,330	13,075
Less cash and cash equivalents (C)	1,092	996	1,307	1,188	1,181	910	1,041	1,351
Net debt, excluding securitization debt (A-B-C)	13,248	13,125	13,068	13,426	12,101	12,214	12,289	11,724
Total capitalization (D)	24,771	24,913	25,375	23,560	24,483	24,321	23,512	23,425
Less securitization debt (E)	752	716	698	661	762	734	814	775
Total capitalization, excluding securitization debt (D-E)	24,019	24,197	24,677	22,899	23,721	23,587	22,698	22,650
Less cash and cash equivalents (F)	1,092	996	1,307	1,188	1,181	910	1,041	1,351
Net capitalization, excluding securitization debt (D-E-F)	22,927	23,201	23,370	21,711	22,540	22,677	21,657	21,299
(%)
Debt to capital (A/D)	60.9	59.6	59.4	64.8	57.4	57.0	60.2	59.1
Debt to capital, excluding securitization debt ((A-B)/D-E))	59.7	58.4	58.3	63.8	56.0	55.6	58.7	57.7
Net debt to net capital ratio, excluding securitization debt ((A-B-C)/(D-E-F))	57.8	56.6	55.9	61.8	53.7	53.9	56.7	55.0

Revolver capacity (G)	3,794	4,173	4,243	3,720	3,779	4,158	3,869	3,582

Gross liquidity (C+G)	4,886	5,169	5,550	4,908	4,960	5,068	4,910	4,933

Entergy Corporation notes:
Due September 2015	—	—	—	—	550	550	—	—
Due January 2017	500	500	500	—	500	500	500	500
Due September 2020	450	450	450	450	450	450	450	450
Due July 2022	650	650	650	650	—	—	650	650
Due September 2026	—	—	750	750
Total parent long-term debt (H)	1,600	1,600	2,350	1,850	1,500	1,500	1,600	1,600
Revolver draw (I)	616	240	180	700	508	271	525	835
Commercial paper (J)	578	853	264	344	762	895	664	422

Total parent debt (H)+(I)+(J)	2,794	2,693	2,794	2,894	2,770	2,666	2,789	2,857

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J))/(A-B)	19.5	19.1	19.4	19.8	20.9	20.3	20.9	21.9
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
Total debt (A)	15,275	13,850	13,917	13,562	13,358
Less securitization debt (B)	661	775	777	883	973
Total debt, excluding securitization debt (C)	14,614	13,075	13,140	12,679	12,385
As-reported consolidated net income, rolling 12 months	(565)	(157)	960	731	868
Add back: interest expense, rolling 12 months	666	643	628	604	569
Add back: income tax expense, rolling 12 months	(817)	(643)	590	226	31
Add back: depreciation and amortization, rolling 12 months	1,347	1,337	1,319	1,261	1,145
Add back: regulatory charges (credits), rolling 12 months	94	175	(14)	46	175
Subtract: securitization proceeds, rolling 12 months	132	137	130	127	132
Subtract: interest and investment income, rolling 12 months	145	187	148	199	128
Subtract: AFUDC - equity funds, rolling 12 months	68	52	65	66	93
Add back: decommissioning expense, rolling 12 months	327	280	273	242	185
Adjusted EBITDA, rolling 12 months (D)	707	1,259	3,413	2,718	2,620
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	—	36	39
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	—	16	60	—
Add back: special item resulting from EWC Nuclear plant impairments and costs associated with decisions to close or sell plants (pre-tax)	2,910	2,054	154	343	356
Add back: Top Deer investment impairment, rolling 12 months (pre-tax)	—	37	—	—	—
Add back: special item for gain on the sale of RISEC, rolling 12 months (pre-tax)	—	(154)	—	—	—
Add back: special item for DOE litigation awards for VY and FitzPatrick, rolling 12 months (pre-tax)	(34)	—	—	—	—
Operational adjusted EBITDA, rolling 12 months (E)	3,583	3,196	3,583	3,157	3,015
Debt to operational adjusted EBITDA, excluding securitization debt (times) (C)/(E)	4.1	4.1	3.7	4.0	4.1

Net cash flow provided by operating activities, rolling 12 months (F)	2,999	3,291	3,890	3,189	2,940
AFUDC borrowed funds used during construction, rolling 12 months (G)	(34)	(27)	(34)	(26)	(37)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(97)	38	98	(181)	(14)
Fuel inventory	38	(12)	4	5	(12)
Accounts payable	174	(135)	(13)	94	(7)
Prepaid taxes and taxes accrued	(29)	82	(63)	(143)	55
Interest accrued	(7)	(11)	25	(4)	1
Other working capital accounts	31	(114)	112	(66)	(152)
Securitization regulatory charge	114	107	97	93	94
Total (H)	224	(45)	260	(202)	(35)
FFO, rolling 12 months (F)+(G)-(H)	2,741	3,309	3,596	3,365	2,938
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	—	36	37
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	—	51	24	—
Add back: special item resulting from EWC Nuclear plant impairments and costs associated with decisions to close or sell plants (pre-tax)	6	55	7	4	—
Operational FFO, rolling 12 months (I)	2,747	3,364	3,654	3,429	2,975
Operational FFO to debt, excluding securitization debt % (I)/(C)	18.8	25.7	27.8	27.0	24.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q15-4Q16

($ millions)	1Q16	2Q16	3Q16	4Q16	1Q15	2Q15	3Q15	4Q15
Total debt (A)	15,092	14,837	15,073	15,275	14,044	13,858	14,144	13,850
Less securitization debt (B)	752	716	698	661	762	734	814	775
Total debt, excluding securitization debt (C)	14,340	14,121	14,375	14,614	13,282	13,124	13,330	13,075
As-reported consolidated net income, rolling 12 months	(245)	194	1,306	(565)	857	817	(156)	(157)
Add back: interest expense, rolling 12 months	647	658	661	666	632	636	644	643
Add back: income tax expense, rolling 12 months	(653)	(1,002)	(377)	(817)	523	494	(35)	(643)
Add back: depreciation and amortization, rolling 12 months	1,340	1,335	1,340	1,347	1,322	1,331	1,333	1,337
Add back: regulatory charges (credits), rolling 12 months	166	185	196	94	(7)	10	29	175
Subtract: securitization proceeds, rolling 12 months	136	137	140	132	129	130	134	137
Subtract: interest and investment income, rolling 12 months	152	158	157	145	181	196	186	187
Subtract: AFUDC - equity funds, rolling 12 months	59	61	62	68	61	59	56	52
Add back: decommissioning expense, rolling 12 months	279	287	303	327	277	278	279	280
Adjusted EBITDA, rolling 12 months (D)	1,187	1,301	3,070	707	3,233	3,181	1,718	1,259
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	—	—	—	11	4	3	—
Add back: special item resulting from EWC Nuclear plant impairments and costs associated with decisions to close or sell plants (pre-tax)	2,066	2,084	482	2,910	152	143	1,673	2,054
Add back: special item for DOE litigation awards for VY and FitzPatrick	—	(34)	(34)	(34)	—	—	—	—
Add back: Top Deer investment impairment, rolling 12 months (pre-tax)	37	37	37	—	—	—	—	37
Add back: special item for gain on the sale of RISEC, rolling 12 months (pre-tax)	(154)	(154)	(154)	—	—	—	—	(154)
Operational adjusted EBITDA, rolling 12 months (E)	3,136	3,234	3,401	3,583	3,396	3,328	3,394	3,196
Debt to operational adjusted EBITDA, excluding securitization debt (times) (C)/(E)	4.6	4.4	4.2	4.1	3.9	3.9	3.9	4.1

Net cash flow provided by operating activities, rolling 12 months (F)	3,213	3,205	3,194	2,999	3,733	3,699	3,348	3,291
AFUDC borrowed funds used during construction, rolling 12 months (G)	(30)	(31)	(32)	(34)	(33)	(30)	(29)	(27)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	92	81	(10)	(97)	72	45	(5)	38
Fuel inventory	1	1	24	38	(35)	(32)	(34)	(12)
Accounts payable	(49)	15	55	174	(200)	(164)	(63)	(135)
Prepaid taxes and taxes accrued	134	108	3	(29)	(51)	(43)	25	82
Interest accrued	4	(2)	9	(7)	7	5	(5)	(11)
Other working capital accounts	(118)	(111)	(59)	31	137	104	(17)	(114)
Securitization regulatory charge	106	107	111	114	97	99	104	107
Total (H)	170	199	133	224	27	14	5	(45)
FFO, rolling 12 months (F)+(G)-(H)	3,013	2,975	3,029	2,741	3,673	3,655	3,314	3,309
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	—	—	—	23	15	11	—
Add back: special item resulting from EWC Nuclear plant impairments and costs associated with decisions to close or sell plants (pre-tax)	4	6	6	6	56	57	56	55
Operational FFO, rolling 12 months (I)	3,017	2,981	3,035	2,747	3,752	3,727	3,381	3,364
Operational FFO to debt, excluding securitization debt % (I)/(C)	21.0	21.1	21.1	18.8	28.2	28.4	25.4	25.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported earnings applicable to common stock/equity (A)	1,134.2	1,096.9	829.1	828.9	943.0
Preferred dividends	16.9	17.6	17.3	17.3	17.3
Tax-effected interest expense	343.4	334.6	327.5	313.1	293.1
As-reported earnings applicable to common stock/equity adjusted for
preferred dividends and tax-effected interest expense (B)	1,494.6	1,449.1	1,173.9	1,159.3	1,253.4

Utility special items
Transmission business spin-merge expenses	—	—	—	(8.7)	(37.1)
HCM implementation expenses	—	—	(7.6)	(20.3)	—
Total special items (C)	—	—	(7.6)	(29.0)	(37.1)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,494.6	1,449.1	1,181.5	1,188.3	1,290.6
Operational earnings (A-C)	1,134.2	1,096.9	836.7	857.8	980.1

As-reported Utility net revenue (D)	6,179.4	5,828.9	5,734.7	5,523.8	4,968.6

Utility special items included in net revenue
Transmission business spin-merge expenses	—	—	—	5.7	—
Total special items included in net revenue (E)	—	—	—	5.7	—

Operational Utility net revenue (D-E)	6,179.4	5,828.9	5,734.7	5,518.1	4,968.6

As-reported Utility non-fuel O&M (F)	2,487.3	2,560.6	2,394.6	2,388.9	2,190.4

Utility special items included in non-fuel O&M
Transmission business spin-merge expenses	—	—	12.6	28.3	38.2
HCM implementation expenses	—	—	—	35.7	—
Total special items included in non-fuel O&M (G)	—	—	12.6	64.0	38.2

Operational Utility non-fuel O&M (F-G)	2,487.3	2,560.6	2,382.0	2,324.9	2,152.2

Average invested capital (H)	21,896	20,642	20,213	19,488	18,154
Average common equity (I)	10,008	9,241	8,904	8,599	7,991

Gross debt (J)	12,349	10,955	11,163	10,674	10,325
Less securitization debt (K)	661	775	777	883	974
Gross debt, excluding securitization debt (J-K)	11,688	10,180	10,386	9,791	9,352
Less cash and cash equivalents (L)	747	619	973	551	380
Net debt, excluding securitization debt (J-K-L)	10,941	9,561	9,413	9,240	8,971

Total capitalization (M)	22,968	20,825	20,350	19,857	18,902
Less securitization debt (K)	661	775	777	883	974
Total capitalization, excluding securitization debt (M-K)	22,307	20,050	19,573	18,974	17,929
Less cash and cash equivalents (L)	747	619	973	551	380
Net capitalization, excluding securitization debt (M-K-L)	21,560	19,431	18,600	18,423	17,548

(%)
ROIC – As-Reported (B/H)	6.8	7.0	5.8	5.9	6.9
ROIC – Operational ((B-C)/H)	6.8	7.0	5.9	6.1	7.1
ROE – As-Reported (A/I)	11.3	11.9	9.3	9.6	11.8
ROE – Operational ((A-C)/I)	11.3	11.9	9.4	10.0	12.3
Debt to capital (J/M)	53.8	52.6	54.9	53.8	54.6
Debt to capital, excluding securitization debt ((J-K)/(M-K))	52.4	50.8	53.1	51.6	52.2
Net debt to net capital, excluding securitization debt ((J-K-L)/(M-K-L))	50.7	49.2	50.6	50.2	51.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q15-4Q16

($ millions)	1Q16	2Q16	3Q16	4Q16	1Q15	2Q15	3Q15	4Q15
As-reported earnings applicable to common stock/equity (A)	194.9	375.6	443.3	120.4	223.4	199.7	360.0	313.7
Less special items (B)	—	—	—	—	—	—	—	—
Operational earnings (A-B)	194.9	375.6	443.3	120.4	223.4	199.7	360.0	313.7

As-reported earnings applicable to common stock/equity-rolling 12 months (C)	1,068.4	1,244.3	1,327.5	1,134.2	851.5	843.4	892.5	1,096.9
Preferred dividends	18.0	18.4	18.7	16.9	17.3	17.3	17.2	17.6
Tax-effected interest expense	335.2	339.4	342.3	343.4	331.2	335.4	336.9	334.6
As-Reported earnings applicable to common stock/equity, rolling
12 months adjusted for preferred dividends and tax-effected	1,421.6	1,602.1	1,688.5	1,494.5	1,200.0	1,196.1	1,246.6	1,449.1
interest expense (D)

Special items in prior quarters	—	—	—	—	(5.3)	(1.8)	(1.5)	—
Special items in current quarter	—	—	—	—	—	—	—	—
Total special items (E)	—	—	—	—	(5.3)	(1.8)	(1.5)	—

Operational earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,421.6	1,602.1	1,688.5	1,494.5	1,205.3	1,197.9	1,248.1	1,449.1
Operational earnings, rolling 12 months (C-E)	1,068.4	1,244.3	1,327.5	1,134.2	856.8	845.2	894.0	1,096.9

As-reported Utility net revenue (F)	1,375.1	1,524.2	1,859.1	1,421.1	1,410.5	1,487.6	1,750.2	1,180.6

Utility special items included in net revenue
Transmission business spin-merge expenses
Total special items included in net revenue (G)	—	—	—	—	—	—	—	—

Operational Utility net revenue (F-G)	1,375.1	1,524.2	1,859.1	1,421.1	1,410.5	1,487.6	1,750.2	1,180.6

As-reported Utility non-fuel O&M (H)	546.6	614.8	624.6	701.3	584.3	642.5	663.1	670.6

Utility special items included in non-fuel O&M
Transmission business spin-merge expenses	—	—	—	—	—	—	—	—
HCM implementation expenses	—	—	—	—	—	—	—	—
Total special items included in non-fuel O&M (I)	—	—	—	—	—	—	—	—

Operational Utility non-fuel O&M (H-I)	546.6	614.8	624.6	701.3	584.3	642.5	663.1	670.6

Average invested capital (J)	21,466	21,421	21,788	21,777	20,462	20,425	20,723	20,587
Average common equity (K)	9,535	9,619	9,958	10,008	9,038	9,093	9,325	9,241

Gross debt (L)	12,211	12,057	12,251	12,349	11,195	11,111	11,274	10,955
Less securitization debt (M)	752	716	698	661	762	734	814	775
Gross debt, excluding securitization debt (L-M)	11,459	11,341	11,553	11,688	10,433	10,377	10,460	10,180
Less cash and cash equivalents (N)	663	492	708	747	774	734	830	619
Net debt, excluding securitization debt (L-M-N)	10,796	10,849	10,845	10,941	9,659	9,643	9,630	9,561

Total capitalization (O)	22,470	22,417	22,854	22,968	20,579	20,562	20,983	20,825
Less securitization debt (M)	752	716	698	661	762	734	814	775
Total capitalization, excluding securitization debt (O-M)	21,718	21,701	22,156	22,307	19,817	19,828	20,169	20,050
Less cash and cash equivalents (N)	663	492	708	747	774	734	830	619
Net capitalization, excluding securitization debt (O-M-N)	21,055	21,209	21,448	21,560	19,043	19,094	19,339	19,431

(%)
ROIC – As-Reported (D/J)	6.6	7.5	7.7	6.8	5.9	5.9	6.0	7.0
ROIC – Operational ((D-E)/J)	6.6	7.5	7.7	6.8	5.9	5.9	6.0	7.0
ROE – As-Reported (C/K)	11.2	12.9	13.3	11.3	9.4	9.3	9.6	11.9
ROE – Operational ((C-E)/K)	11.2	12.9	13.3	11.3	9.5	9.3	9.6	11.9
Debt to capital ratio (L/O)	54.3	53.8	53.6	53.8	54.4	54.0	53.7	52.6
Debt to capital, excluding securitization debt ((L-M)/(O-M))	52.8	52.3	52.1	52.4	52.6	52.3	51.9	50.8
Net debt to net capital, excluding securitization debt ((L-M-N)/(O-M-N))	51.3	51.2	50.6	50.7	50.7	50.5	49.8	49.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported earnings applicable to common stock (A)	161.9	67.4	114.5	155.1	145.5
Preferred dividends	5.3	6.9	6.9	6.9	6.9
Tax-effected interest expense	65.3	60.3	55.5	54.3	49.5
As-reported earnings applicable to common stock adjusted for
preferred dividends and tax-effected interest expense (B)	232.5	134.6	176.9	216.3	201.9

Special items
Transmission business spin-merge expenses	—	—	—	(0.4)	(13.0)
HCM implementation expenses	—	—	(1.4)	(2.4)	—
Total special items (C)	—	—	(1.4)	(2.8)	(13.0)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	232.5	134.6	178.3	219.1	214.9
Operational earnings (A-C)	161.9	67.4	115.9	157.9	158.5
Average invested capital (D)	4,883	4,640	4,423	4,026	3,645
Average invested capital, excluding securitization (E)	4,828	4,572	4,343	3,933	3,540
Average common equity (F)	2,072	1,858	1,772	1,650	1,512

Gross debt (G)	2,831	2,642	2,689	2,380	2,139
Less securitization debt (H)	48	61	74	87	99
Gross debt, excluding securitization debt (G-H)	2,783	2,581	2,615	2,293	2,040
Less cash and cash equivalents (I)	21	9	219	127	35
Net debt, excluding securitization debt (G-H-I)	2,762	2,572	2,396	2,166	2,006

Total capitalization (J)	5,115	4,650	4,630	4,216	3,835
Less securitization debt (K)	48	61	74	87	99
Total capitalization, excluding securitization debt (J-K)	5,067	4,589	4,556	4,129	3,736
Less cash and cash equivalents (L)	21	9	219	127	35
Net capitalization, excluding securitization debt (J-K-L)	5,046	4,580	4,337	4,002	3,702

(%)
ROIC – As-Reported (B/D)	4.8	2.9	4.0	5.4	5.5
ROIC – Operational ((B-C)/E)	4.8	2.9	4.1	5.6	6.1
ROE – As-Reported (A/F)	7.8	3.6	6.5	9.4	9.6
ROE – Operational ((A-C)/F)	7.8	3.6	6.5	9.6	10.5
Debt to capital (G/J)	55.3	56.8	58.1	56.4	55.8
Debt to capital, excluding securitization debt ((G-H)/(J-K))	54.9	56.2	57.4	55.5	54.6
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	54.7	56.1	55.3	54.1	54.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported net income (A)	107.5	69.6	74.8	57.9	42.0
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	51.0	50.7	53.0	54.7	57.2
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	158.5	120.3	127.8	112.6	99.2

Special items
Transmission business spin-merge expenses	—	—	—	(3.2)	(4.6)
HCM implementation expenses	—	—	(1.1)	(5.6)	—
Total special items (C)	—	—	(1.1)	(8.8)	(4.6)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	158.5	120.3	128.9	121.4	103.8
Operational earnings (A-C)	107.5	69.6	75.9	66.7	46.6
Average invested capital (D)	2,495	2,387	2,396	2,445	2,509
Average invested capital, excluding securitization debt (E)	2,032	1,858	1,803	1,790	1,795
Average common equity (F)	1,015	927	889	871	877

Gross debt (G)	1,508	1,452	1,469	1,545	1,604
Less securitization debt (H)	429	497	562	624	685
Gross debt, excluding securitization debt (G-H)	1,079	955	907	921	919
Less cash and cash equivalents (I)	6	2	30	47	60
Net debt, excluding securitization debt (G-H-I)	1,073	953	877	874	859

Total capitalization (J)	2,577	2,413	2,361	2,432	2,458
Less securitization debt (K)	429	497	562	624	685
Total capitalization, excluding securitization debt (J-K)	2,148	1,916	1,799	1,808	1,773
Less cash and cash equivalents (L)	6	2	30	47	60
Net capitalization, excluding securitization debt (J-K-L)	2,142	1,914	1,769	1,761	1,713

(%)
ROIC – As-Reported (B/D)	6.4	5.0	5.3	4.6	4.0
ROIC – Operational ((B-C)/E)	7.8	6.5	7.1	6.8	5.8
ROE – As-Reported (A/F)	10.6	7.5	8.4	6.6	4.8
ROE – Operational ((A-C)/F)	10.6	7.5	8.5	7.7	5.3
Debt to capital (G/J)	58.5	60.2	62.2	63.5	65.2
Debt to capital, excluding securitization debt ((G-H)/(J-K))	50.2	49.8	50.4	50.9	51.8
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	50.1	49.8	49.6	49.6	50.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (a)
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported earnings applicable to common equity (A)	622.0	440.9	438.2	406.3	432.3
Preferred dividends	—	5.7	7.8	7.8	7.8
Tax-effected interest expense	159.4	153.5	140.9	134.6	122.1
As-reported earnings applicable to common equity adjusted for
preferred dividends and tax-effected interest expense (B)	781.4	600.1	586.9	548.7	562.2

Special items
Transmission business spin-merge expenses	—	—	—	(4.0)	(11.2)
HCM implementation expenses	—	—	(3.5)	(5.1)	—
Total special items (C)	—	—	(3.5)	(9.1)	(11.2)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	781.4	600.1	590.4	557.8	573.4
Operational earnings (A-C)	622.0	440.9	441.7	415.4	443.5
Average invested capital (D)	10,266	9,481	9,235	8,977	8,257
Average invested capital, excluding securitization (E)	10,156	9,350	9,084	8,806	8,066
Average members’ equity (F)	4,910	4,487	4,282	4,335	4,066

Gross debt (G)	5,817	4,897	4,980	4,706	4,357
Less securitization debt (H)	99	121	141	162	179
Gross debt, excluding securitization debt (G-H)	5,718	4,776	4,839	4,545	4,178
Less cash and cash equivalents (I)	214	35	321	140	66
Net debt, excluding securitization debt (G-H-I)	5,504	4,741	4,518	4,405	4,112

Total capitalization (J)	10,898	9,634	9,327	9,143	8,811
Less securitization debt (K)	99	121	141	162	179
Total capitalization, excluding securitization debt (J-K)	10,799	9,513	9,186	8,981	8,632
Less cash and cash equivalents (L)	214	35	321	140	66
Net capitalization, excluding securitization debt (J-K-L)	10,585	9,478	8,865	8,841	8,566

(%)
ROIC – As-Reported (B/D)	7.6	6.3	6.4	6.1	6.8
ROIC – Operational ((B-C)/E)	7.7	6.4	6.5	6.3	7.1
Return on average members’ equity – As-Reported (A/F)	12.7	9.8	10.2	9.4	10.6
Return on average members’ equity – Operational ((A-C)/F)	12.7	9.8	10.3	9.6	10.9
Debt to capital (G/J)	53.4	50.8	53.4	51.5	49.5
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	52.9	50.2	52.7	50.6	48.4
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	52.0	50.0	51.0	49.8	48.0
Calculations may differ due to rounding.
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's but not ELL's financial data presented in this report.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported earnings applicable to common stock (A)	106.7	89.9	72.0	79.3	43.9
Preferred dividends	2.4	2.8	2.8	2.8	2.8
Tax-effected interest expense	33.3	34.6	34.3	35.4	34.0
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	142.4	127.3	109.1	117.5	80.8

Special items
Transmission business spin-merge expenses	—	—	—	(0.9)	(7.5)
HCM implementation expenses	—	—	(1.2)	(4.5)	—
Total special items (C)	—	—	(1.2)	(5.4)	(7.5)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	142.4	127.3	110.3	122.9	88.3
Operational earnings (A-C)	106.7	89.9	73.2	84.7	51.4
Average invested capital (D)	2,174	2,086	2,053	2,068	1,946
Average common equity (E)	1,053	987	957	916	858

Gross debt (F)	1,121	1,048	1,048	1,044	1,161
Less cash and cash equivalents (G)	77	146	62	—	53
Net debt (F-G)	1,044	902	986	1,044	1,108

Total capitalization (H)	2,236	2,110	2,061	2,046	2,091
Less cash and cash equivalents (I)	77	146	62	—	53
Net capitalization (H-I)	2,159	1,964	1,999	2,046	2,038

(%)
ROIC – As-Reported (B/D)	6.6	6.1	5.3	5.7	4.2
ROIC – Operational ((B-C)/D)	6.6	6.1	5.4	5.9	4.5
ROE – As-Reported (A/E)	10.1	9.1	7.5	8.7	5.1
ROE – Operational ((A-C)/E)	10.1	9.1	7.7	9.3	6.0
Debt to capital (F/H)	50.2	49.7	50.9	51.0	55.5
Net debt to net capital ((F-G)/(H-I))	48.4	45.9	49.3	51.0	54.4
Calculations may differ due to rounding.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (a)
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported earnings applicable to common stock (A)	47.9	44.0	30.0	11.6	18.9
Preferred dividends	1.0	1.0	1.0	1.0	0.9
Tax-effected interest expense	12.7	10.3	9.8	9.9	8.3
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	61.6	55.3	40.8	22.5	28.1

Special items
Transmission business spin-merge expenses	—	—	—	(0.1)	(0.9)
HCM implementation expenses	—	—	(0.4)	(2.7)	—
Total special items (C)	—	—	(0.4)	(2.9)	(0.9)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	61.6	55.3	41.2	25.2	29.0
Operational earnings (A-C)	47.9	44.0	30.4	14.5	19.8
Average invested capital (D)	804	632	538	503	455
Average invested capital, excluding securitization (E)	714	584	538	503	455
Average common equity (F)	388	289	217	201	188

Gross debt (G)	449	343	304	298	266
Less securitization debt (H)	85	96	—	—	—
Gross debt, excluding securitization debt (G-H)	364	247	304	298	266
Less cash and cash equivalents (I)	103	89	42	33	9
Net debt, excluding securitization debt (G-H-I)	261	158	262	265	257

Total capitalization (J)	896	713	551	524	481
Less securitization debt (K)	85	96	—	—	—

Total capitalization, excluding securitization debt (J-K)	811	617	551	524	481
Less cash and cash equivalents (L)	103	89	42	33	9
Net capitalization, excluding securitization debt (J-K-L)	708	528	509	491	472

(%)
ROIC – As-Reported (B/D)	7.7	8.7	7.6	4.5	6.2
ROIC – Operational ((B-C)/E)	8.6	9.5	7.7	5.0	6.4
ROE – As-Reported (A/F)	12.3	15.2	13.8	5.8	10.0
ROE – Operational ((A-C)/F)	12.3	15.2	14.0	7.2	10.5
Debt to capital (G/J)	50.1	48.1	55.1	56.9	55.2
Debt to capital, excluding securitization debt ((G-H)/(J-K))	44.9	40.0	55.1	56.9	55.2
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	36.9	30.0	51.3	53.9	54.4
Calculations may differ due to rounding.
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's but not ELL's financial data presented in this report.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported net income (A)	96.7	111.3	96.3	113.7	111.9
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	21.9	26.7	35.1	23.0	23.4
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	118.6	138.0	131.4	136.7	135.3

Special items
Transmission business spin-merge expenses	—	—	—	—	—
HCM implementation expenses	—	—	—	—	—
Total special items (C)	—	—	—	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	118.6	138.0	131.4	136.7	135.3
Operational earnings (A-C)	96.7	111.3	96.3	113.7	111.9
Average invested capital (D)	1,355	1,476	1,612	1,637	1,592
Average common equity (E)	760	826	873	854	817

Gross debt (F)	618	573	727	751	815
Less cash and cash equivalents (G)	246	231	223	127	84
Net debt (F-G)	372	342	504	624	731

Total capitalization (H)	1,357	1,354	1,598	1,627	1,648
Less cash and cash equivalents (I)	246	231	223	127	84
Net capitalization (H-I)	1,111	1,123	1,375	1,500	1,564

(%)
ROIC – As-Reported (B/D)	8.8	9.3	8.2	8.3	8.5
ROIC – Operational ((B-C)/D)	8.8	9.3	8.2	8.3	8.5
ROE – As-Reported (A/E)	12.7	13.5	11.0	13.3	13.7
ROE – Operational ((A-C)/E)	12.7	13.5	11.0	13.3	13.7
Debt to capital (F/H)	45.5	42.3	45.7	46.2	49.5
Net debt to net capital ((F-G)/(H-I))	33.5	30.5	36.9	41.6	46.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL AND OPERATIONAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2012-2016

($ millions)	2016	2015	2014	2013	2012
As-reported net income (loss) attributable to Entergy Corporation (A)	(1,495.3)	(1,067.8)	292.3	42.9	40.4
Less special items (B)	(1,855.3)	(1,252.4)	(101.8)	(219.8)	(223.5)
Operational earnings (A-B)	360.0	184.6	394.1	262.7	263.9

Net income (loss)	(1,493)	(1,066)	295	43	40
Add back: interest expense	23	27	17	16	18
Add back: income tax expense	(1,192)	(610)	177	(77)	61
Add back: depreciation and amortization	200	239	276	216	176
Subtract: interest and investment income	108	149	114	138	105
Add back: decommissioning expense	175	138	142	125	72
Adjusted EBITDA	(2,396)	(1,421)	792	185	262
Add back pre-tax special items for:
HCM implementation expenses	—	—	3	24	—
Nuclear plant impairments and costs associated with decisions to close or sell plants	2,910	2,054	154	343	356
Top Deer investment impairment	—	37	—	—	—
Gain on sale of Rhode Island State Energy Center	—	(154)	—	—	—
DOE litigation awards for Vermont Yankee and FitzPatrick	(34)	—	—	—	—
Operational adjusted EBITDA	480	515	950	553	618

EWC As-reported net revenue (C)	1,542	1,666	2,224	1,802	1,854
EWC Special items included in net revenue:
Items associated with decisions to close or sell plants	41	—	—	—	—
Total (D)	41	—	—	—	—
EWC Operational net revenue (C-D)	1,501	1,666	2,224	1,802	1,854

EWC Nuclear As-reported net revenue (E)	1,533	1,613	2,166	1,737	1,957
EWC Nuclear Special items included in net revenue:
Items associated with decisions to close or sell plants	41	—	—	—	—
Total (F)	41	—	—	—	—
EWC Nuclear Operational net revenue (E-F)	1,492	1,613	2,166	1,737	1,957
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL AND OPERATIONAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q15-4Q16

($ millions)	1Q16	2Q16	3Q16	4Q16	1Q15	2Q15	3Q15	4Q15
As-reported net income (loss) attributable to Entergy Corporation (G)	79.0	250.3	7.7	(1,832.3)	122.9	(4.1)	(1,032.0)	(154.7)
Less special items (H)	(12.9)	9.6	(27.5)	(1,824.6)	(4.6)	(1.1)	(1,063.7)	(183.0)
Operational earnings (G-H)	91.9	240.7	35.2	(7.7)	127.5	(3.0)	31.7	28.3

Net income (loss)	80	251	8	(1,832)	123	(4)	(1,032)	(154)
Add back: interest expense	6	6	5	5	6	6	7	8
Add back: income tax expense	52	(235)	6	(1,016)	70	(3)	(555)	(123)
Add back: depreciation and amortization	56	46	53	45	62	64	60	53
Subtract: interest and investment income	27	34	27	21	50	36	29	33
Add back: decommissioning expense	31	39	47	58	35	33	33	36
Adjusted EBITDA	199	73	93	(2,761)	247	60	(1,515)	(213)
Add back pre-tax special items for:
Nuclear plant impairments and costs associated with decisions to close or sell plants	20	19	42	2,829	7	2	1,644	401
Top Deer investment impairment	—	—	—	—	—	—	—	37
Gain on sale of Rhode Island State Energy Center	—	—	—	—	—	—	—	(154)
DOE litigation awards for Vermont Yankee and FitzPatrick	—	(34)	—	—	—	—	—	—
Operational adjusted EBITDA	219	58	135	68	254	62	129	70

EWC As-reported net revenue (I)	466	293	396	387	527	350	410	379
EWC Special items included in net revenue:
Items associated with decisions to close or sell plants	—	—	8	33	—	—	—	—
Total (J)	—	—	8	33	—	—	—	—
EWC Operational net revenue (I-J)	466	293	388	354	527	350	410	379

EWC Nuclear As-reported net revenue (K)	464	290	396	382	511	336	395	371
EWC Nuclear Special items included in net revenue:
Items associated with decisions to close or sell plants	—	—	8	33	—	—
Total (L)	—	—	8	33	—	—	—	—
EWC Nuclear Operational net revenue (K-L)	464	290	388	349	511	336	395	371
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	ENTERGY COMMON STOCK PRICES
Entergy’s quarterly earnings results, webcasts, presentations, dividend	The high and low trading prices for each quarterly period in 2016 and 2015
action and other news and information of investor interest may be obtained	were as follows (in dollars):
by visiting the investor information page on Entergy’s corporate website at			2016		2015
entergy.com and the Investor Relations mobile web app at iretr.com, or by calling	QUARTER		HIGH	LOW	HIGH	LOW
Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749).	1		79.72	65.38	90.33	73.88
	2		81.36	72.67	79.84	69.06
INVESTOR RELATIONS	3		82.09	75.99	74.09	61.27
Securities analysts, portfolio managers, and other members of the financial	4		76.56	66.71	70.67	63.90
community may contact:
David Borde	DIVIDEND PAYMENTS
Vice President, Investor Relations	The Board of Directors declares dividends quarterly and sets the record and
Telephone: 504-576-5668	payment dates. Subject to Board discretion, those dates for 2017 are:
E–mail: dborde@entergy.com
	DECLARATION DATE		RECORD DATE		PAYMENT DATE
SHAREHOLDER ACCOUNT INFORMATION	January 27			February 9		March 1
Wells Fargo Shareowner Services is Entergy’s transfer agent,	April 5			May 11		June 1
registrar, dividend disbursing agent, and dividend reinvestment	July 28			August 10		September 1
and stock purchase plan agent. Shareholders of record with	October 27			November 9		December 1
questions about lost certificates, lost or missing dividend checks
or notifications of change of address should contact:	Quarterly dividend payments (in cents-per-share):
Wells Fargo Shareowner Services
P.O. Box 64874	QUARTER	2017	2016	2015	2014	2013
St. Paul, MN 55164-0874	1	87	85	83	83	83
Phone: 1-855-854-1360	2	87	85	83	83	83
Internet: www.shareholderonline.com	3		85	83	83	83
	4		87	85	83	83
CORPORATE GOVERNANCE
Entergy’s Corporate Governance Guidelines, Board Committee Charters	PREFERRED STOCK DIVIDEND PAYMENTS
for the Corporate Governance, Audit, and Personnel Committees, and	The board of directors for each preferred stock issuer declares preferred
Entergy’s Code of Entegrity and other ethics policies may be accessed	dividends quarterly and sets the record and payment dates. Subject to
electronically by selecting the investor information page on Entergy’s	their discretion, those dates for 2017 and 2018 are:
corporate website at entergy.com.
	UTILITY OPERATING COMPANY			RECORD DATE	PAYMENT DATE
ADDITIONAL INFORMATION	Entergy Arkansas, Inc.			12/19/16		1/3/17
For copies of the above Corporate Governance documents, Entergy’s				3/20/17		4/3/17
10-K and 10-Q reports filed with the Securities and Exchange				6/21/17		7/3/17
Commission, or for other investor information, call 1-888-ENTERGY				9/20/17		10/2/17
or write to:				12/13/17		1/2/18
Entergy Corporation				3/21/18		4/2/18
Investor Relations				6/20/18		7/2/18
P.O. Box 61000				9/19/18		10/1/18
New Orleans, LA 70161	Entergy Mississippi, Inc.			1/20/17		2/1/17
				4/19/17		5/1/17
COMMON STOCK INFORMATION				7/19/17		8/1/17
The company’s common stock is listed on the New York and Chicago				10/23/17		11/1/17
exchanges under the symbol “ETR” (CUSIP 29364G103). The Entergy				1/22/18		2/1/18
share price is reported daily in the financial press under “Entergy” in				4/18/18		5/1/18
most listings of New York Stock Exchange securities. Entergy common				7/20/18		8/1/17
stock is a component of the following indices: S&P 500, S&P Utilities				10/22/18		11/1/18
Index, Philadelphia Utility Index and the NYSE Composite Index,	Entergy New Orleans, Inc.			12/19/16		1/3/17
among others.				3/20/17		4/3/17
				6/21/17		7/3/17
As of Jan. 31, 2017, there were 180,118,291 shares of Entergy				9/20/17		10/2/17
common stock outstanding. Shareholders of record totaled				12/13/17		1/2/18
27,382, and approximately 161,735 investors held Entergy stock in				3/21/18		4/2/18
“street name” through a broker.				6/20/18		7/2/18
				9/19/18		10/1/18
CERTIFICATIONS
In May 2016, Entergy’s Chief Executive Officer certified to the
New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of
2002, as exhibits to our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2016.